                                                   Registration Number 333-47321

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM  S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                         Post-Effective Amendment No. 2

                AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                      AMERICAN NATIONAL INSURANCE COMPANY
                           (Exact Name of Depositor)
                                One Moody Plaza
                            Galveston, Texas  77550
         (Complete Address of Depositor's Principal Executive Offices)

Rex D. Hemme                                    Jerry L. Adams
Vice President, Actuary                         Greer, Herz & Adams, L.L.P.
American National             With copy to:     One Moody Plaza, 18th Floor
 Insurance Company                              Galveston, Texas 77550
One Moody Plaza
Galveston, Texas  77550
(Name and Address of Agent for Service)
=================================================================

Declaration Required By Rule 24f-2(a)(1): An indefinite number of securities of the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by Rule 24f-2(b)(1) has been filed in the Office of the Securities and Exchange Commission on March 31, 1999 for the Registrant's fiscal year ending December 31, 1998.

=================================================================
It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 1999 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Variable Life Insurance Policies

INVESTRAC ADVANTAGE VARIABLE UNIVERAL LIFE
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
Home Office One Moody Plaza Galveston, Texas 77550
PROSPECTUS MAY 1, 1999 1-800-306-2959

This prospectus describes a variable universal life insurance policy offered by American National Insurance Company. The policy provides life insurance protection with flexibility to vary the amount and timing of premium payments and the level of death benefit. The death benefits available under your policy can increase if the value of the policy increases.

The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc. or T. Rowe Price Equity Series, Inc. The portfolios currently available for purchase by the subaccounts are:

AMERICAN NATIONAL FUND
 . AN Money Market
 . AN Growth
 . AN Balanced
 . AN Managed
T. ROWE PRICE FUNDS
 . T. Rowe Price Equity Income
 . T. Rowe Price Mid-Cap Growth
 . T. Rowe Price International Stock
FIDELITY FUNDS
 . VIP Money Market

 . VIP Equity-Income
 . VIP High Income
 . VIP Growth
 . VIP Overseas
 . VIP Contrafund
 . VIP Asset Manager: Growth
 . VIP Investment Grade Bond
 . VIP Asset Manager
 . VIP Index 500
 . VIP Balanced
 . VIP Growth and Income
 . VIP Mid Cap
 . VIP Growth Opportunities

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THE POLICY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS IT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE POLICY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Please read this prospectus and keep it for future reference.

                               TABLE OF CONTENTS

                                                                           Page
Definitions...............................................................   4
Summary...................................................................   6
  The Policy..............................................................   6
  Issuance of a Policy....................................................   6
  Allocation of Premiums..................................................   6
  Policy Benefits and Rights..............................................   7
  Charges.................................................................   8
  Taxes...................................................................  11
Policy Benefits...........................................................  11
  Purposes of the Policy..................................................  11
  Death Benefit Proceeds..................................................  11
  Death Benefit Options...................................................  12
  Guaranteed Coverage Benefit.............................................  16
  Duration of the Policy..................................................  17
  Accumulation Value......................................................  17
  Payment of Policy Benefits..............................................  18
Policy Rights.............................................................  19
  Loan Benefits...........................................................  19
  Surrenders..............................................................  21
  Transfers...............................................................  22
  Refund Privilege........................................................  23
  Dollar Cost Averaging...................................................  23
  Rebalancing.............................................................  24
Payment and Allocation of Premiums........................................  24
  Issuance of a Policy....................................................  24
  Premiums................................................................  24
  Premium Flexibility.....................................................  24
  Allocation of Premiums and Accumulation Value...........................  25
  Grace Period and Reinstatement..........................................  25
Charges and Deductions....................................................  26
  Premium Charges.........................................................  26
  Charges from Accumulation Value.........................................  26
    Monthly Deduction.....................................................  26
    Cost of Insurance.....................................................  27
    Surrender Charge......................................................  28
    Transfer Charge.......................................................  28
    Partial Surrender Charge..............................................  28
    Daily Charges Against the Separate Account............................  28

    Fees and Expenses Incurred by Eligible Portfolios.....................  28
    Taxes.................................................................  28
  Exceptions to Charges...................................................  29
American National Insurance Company, the Separate Account, the Funds
 and the Fixed Account....................................................  29
  American National Insurance Company.....................................  29
  The Separate Account....................................................  29
  The Funds...............................................................  32
  Fixed Account...........................................................  34
Federal Income Tax Considerations.........................................  35
  Introduction............................................................  35
  Tax Status of the Policy................................................  35
  Tax Treatment of Policy Proceeds........................................  36
  American National's Income Taxes........................................  39
Other Information.........................................................  39
  Sale of the Policy......................................................  39
  Year 2000...............................................................  40
  The Contract............................................................  40
  Dividends...............................................................  42
  Legal Matters...........................................................  42
  Legal Proceedings.......................................................  42
  Registration Statement..................................................  42
  Experts.................................................................  42
Senior Executive Officers and Directors of American National Insurance
 Company..................................................................  44
Financial Statements......................................................  51
Appendix..................................................................  85
  Illustrations of Death Benefits, Accumulation Values and
   Surrender Values.......................................................  87

DEFINITIONS
Accumulation Value. The total amount that a Policy provides for investment at any time.

Age at Issue. The age at the Insured's last birthday before the Date of Issue.

American National Fund. American National Investment Accounts, Inc.

Attained Age. Age at Issue plus the number of complete Policy Years.

Beneficiary. The Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Daily Asset Charge. A charge equal to an annual rate of 1.25% of the average daily Accumulation Value of each subaccount.

Date of Issue. The Date of Issue in the Policy and any riders to the Policy.

Death Benefit. The amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds. The proceeds payable upon death of the Insured.

Declared Rate. The rate at which interest is credited in the Fixed Account.

Effective Date. The later of the Date of Issue or the date on which:

 . the first premium, as shown on the Policy Data Page, has been paid; and

 . the Policy has been delivered during the Insured's lifetime and good health.

 . Any increase in Specified Amount, addition of a benefit rider, or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such change or for reinstatement of the Policy.

Eligible Portfolio. A Portfolio of American National Investment Accounts, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc., and T. Rowe Price Equity Series, Inc., in which a subaccount can be invested.

Fidelity Funds. Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III

Fixed Account. A part of our General Account which accumulates interest at a fixed rate.

General Account. Includes all of our assets except assets segregated into separate accounts.

Guaranteed Coverage Benefit. Our agreement to keep the Policy in force if the Guaranteed Coverage Premium is paid and other Policy provisions are met.

Guaranteed Coverage Premium. A specified premium which, if paid in advance as required, will keep the Policy in force so long as other Policy provisions are met.

Insured. The person upon whose life the Policy is issued.

Monthly Deduction. The sum of (1) cost of insurance charge, (2) charge for any riders, and (3) monthly policy charge shown on the Policy Data Page.

Monthly Deduction Date. The same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk. Your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums. Scheduled premiums selected by you.

Policy. The variable universal life insurance policy described in this prospectus.

Policy Data Page. The pages of the Policy so titled.

Policy Debt. The sum of all unpaid Policy loans and accrued interest thereon.

Policyowner ("YOU"). The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

Policy Year. The period from one Policy anniversary date until the next Policy anniversary date.

Satisfactory Proof of Death. Submission of the following:

 . certified copy of the death certificate;

 . a claimant statement;

 . the Policy; and

 . any other information that we may reasonably require to establish the validity of the claim.

Specified Amount. The minimum Death Benefit under the Policy until the Insured reaches Attained Age of 95. The Specified Amount is an amount you select in accordance with Policy requirements.

Surrender Value. The Accumulation Value less Policy Debt and surrender charges.

T. Rowe Price Funds. T. Rowe Price International Series, Inc. and T. Rowe Price Equity Series, Inc.

Valuation Date. Each day the New York Stock Exchange is open for regular trading.

Valuation Period. The close of business on one Valuation Date to the close of business on another.

SUMMARY

The Policy is not available in some states. You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with information that is different.

You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and there is no Policy Debt.

THE POLICY

The Policy is a flexible premium variable universal life insurance policy.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See "Premium Flexibility," page 24.)

The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See "Death Benefits," page 7 and "Accumulation Value," page 17.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

ISSUANCE OF A POLICY

In order to purchase a Policy, you must submit an application to us. We review the application to determine whether the Policy can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Policy to have an Effective Date. Accordingly, the Date of Issue may be before the Effective Date. If the underwriting process is not completed within 45 days after you submit your application and initial premium, we will refund your premium. Your initial premium can be resubmitted if the underwriting review of the application is later completed.

ALLOCATION OF PREMIUMS

You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See "The Separate Account," page 29 and "Fixed Account," page 34.) The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.

Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the AN Money Market Portfolio.

Premium payments received within 15 days after the Date of Issue are also allocated to the AN Money Market Portfolio. After the 15 day period, premium payments and Accumulation Value are allocated among the Eligible Portfolios in accordance with your instructions as contained in the application. The minimum percentage that you may allocate to any one subaccount or to the Fixed Account is 10% of the premium, and fractional percentages may not be used.

POLICY BENEFITS AND RIGHTS

Death Benefit. The Death Benefit is available in two options. (See "Death Benefit Options," page 12.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See "Payment of Policy Benefits," page 18.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or deceasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See "Death Benefit Options," page 12 and "Change in Specified Amount," page 15.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, partial surrenders, and charges deducted from the Policy. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Policy. A surrender charge will be deducted from the amount paid upon a partial withdrawal. (See "Partial Surrender Charge," page 28. See "Surrenders," page 21.) Surrenders may have tax consequences. (See "Federal Income Tax Considerations," page 35.)

Policy Loans. You can borrow money from us using the Policy as security for the loan. (See "Loan Benefits," page 19.) Policy Loans may have tax consequences. (See "Federal Income Tax Considerations," page 35.)

Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after you receive your Policy. The date you receive your Policy will not necessarily be the date you submit your premium. (See "Refund Privilege," page 23.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met. After the Guaranteed Coverage Benefit period, the Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if Planned Periodic Premiums are paid. (See "Payment and Allocation of Premiums," page 24.)

CHARGES

Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Daily Asset Charges as follows:

 . On each Monthly Deduction Date by:

  . Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction
    Date, for each Policy month.

    The monthly cost of insurance rate is based on the Insured's sex (if Policy is issued on a sex distinct basis), Attained Age, Specified Amount and underwriting risk class. The rate may vary if the Insured is a tobacco user or tobacco non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

  . Charge for the Cost of any Riders.

  . Monthly Policy Charge. The monthly policy charge, which will vary by Age at Issue and risk class, will be a maximum of $7.50 plus $.31034 per $1,000 of Specified Amount. The monthly policy charge is determined when the policy is issued.

 . On each Valuation Date, by a Daily Asset Charge not to exceed 1.25% annually of the average daily Accumulation Value in each subaccount. (See
  "Charges and Deductions," page 26.)

Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The net asset value of those shares is reduced by the Eligible Portfolios' expenses.

                      ELIGIBLE PORTFOLIO ANNUAL EXPENSES

                    (as a percentage of average net assets)

                                                MANAGEMENT           OTHER
                                                  FEES             EXPENSES              TOTAL
-------------------------------------------------------------------------------------------------
AN Money Market Portfolio /1,5/                   0.00%              0.87%                0.87%
AN Growth Portfolio /2,5/                         0.36%              0.51%                0.87%
AN Balanced Portfolio /3,5/                       0.44%              0.74%                1.18%
AN Managed Portfolio /4,5/                        0.16%              0.49%                0.65%
VIP High Income Portfolio /7/                     0.58%              0.12%                0.70%
VIP Investment Grade Bond Portfolio               0.43%              0.14%                0.57%
VIP Asset Manager Portfolio /7/                   0.54%              0.10%                0.64%
VIP Index 500 Portfolio /6/                       0.24%              0.04%                0.28%
VIP Money Market Portfolio                        0.20%              0.10%                0.30%
VIP Equity-Income Portfolio /7/                   0.49%              0.09%                0.58%
VIP Growth Portfolio /7/                          0.59%              0.09%                0.68%
VIP Overseas Portfolio /7/                        0.74%              0.17%                0.91%
VIP Contrafund Portfolio /7/                      0.59%              0.11%                0.70%
VIP Asset Manager: Growth Portfolio /7/           0.59%              0.14%                0.73%
VIP Balanced Portfolio /7/                        0.44%              0.15%                0.59%
VIP Growth and Income Portfolio /7/               0.49%              0.12%                0.61%
VIP Growth Opportunities Portfolio /7/            0.59%              0.12%                0.71%
VIP Mid-Cap Portfolio                             0.56%              0.30%                0.86%
T. Rowe Price Equity Income Portfolio /8/         0.85%              0.00%                0.85%
T. Rowe Price Mid-Cap Growth Portfolio /8/        0.85%              0.00%                0.85%
T. Rowe Price International Stock Portfolio /8/   1.05%              0.00%                1.05%

Note: The Eligible Portfolio Annual Expenses are expenses for the most recent fiscal year. The above table is intended to assist you in understanding the fund expenses that you will bear, directly or indirectly; however such table is based upon historical information and it is not a guarantee or prediction of future performance. Actual Eligible Portfolio Expenses for future years may be more or less than those shown in this table. For a more complete description of these expenses, see the Prospectuses for the Eligible Portfolios that accompany this Prospectus.

/1/ Without reimbursement, management fees would have been 0.50% and the total portfolio annual expense would have been 1.37%.

/2/ Without reimbursement, management fees would have been 0.50% and the total portfolio annual expense would have been 1.01%.

/3/ Without reimbursement, management fees would have been 0.50% and the total portfolio annual expense would have been 1.24%.

/4/ Without reimbursement, management fees would have been 0.50% and the total portfolio annual expense would have been 0.99%.

/5/ Under its Administrative Service Agreement with the American National
    Fund, Securities Management and Research, Inc. ("SM&R"), the American National Fund's investment advisor and manager, has agreed to pay (or to reimburse each portfolio for) each portfolio's expenses (including the advisory fee and administrative services fee paid to SM&R, but exclusive of interest, commissions and other expenses incidental to portfolio transactions) in excess of 1.50% per year of such portfolio's average daily net assets. In addition,

    SM&R has entered into a separate undertaking with the American National Fund effective May 1, 1994 until April 30, 2000, pursuant to which SM&R has agreed to reimburse the AN Money Market Portfolio and the AN Growth Portfolio for expense in excess of 0.87%; the AN Balanced Portfolio for expenses in excess of 1.18% and the AN Managed Portfolio for expenses in excess of 0.65%, of each of such portfolio's average daily net assets during such period. SM&R is under no obligation to renew this undertaking for any portfolio at the end of such period.

/6/ The portfolio's expenses were voluntarily reduced by the portfolio's investment advisor. Absent reimbursement, management fee, other expenses and total expenses would have been 0.24%, 0.11% and 0.35%, respectively.

/7/ A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent where by interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.78% for the VIP Asset Manager Portfolio, 0.80% for the VIP Contrafund Portfolio, 0.89% for the VIP Asset
    Manager: Growth Portfolio, 0.80% for the VIP Growth Portfolio, 0.68% for the VIP Equity-Income Portfolio, 1.01% for the VIP Overseas Portfolio, 0.82% for the VIP High Income Portfolio, 0.70% for the VIP Balanced Portfolio, 0.71% for the VIP Growth and Income Portfolio, 0.80% for the VIP Growth Opportunities Portfolio, and 0.96% for the VIP Mid-Cap Portfolio.

/8/ T. Rowe Price Equity Income and Mid-Cap Growth Portfolios pay T. Rowe
    Price an annual all-inclusive fee of 0.85% based on such portfolios' average daily net assets. The T. Rowe Price International Stock Portfolio pays
    Rowe Price-Fleming International, Inc. an annual all-inclusive fee of 1.05% based on such portfolio's average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

See the prospectuses for American National Investment Accounts, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc. and T. Rowe Price Equity Series, Inc. for more detailed information about the Eligible Portfolios' fees and expenses.

Surrender Charges. If you surrender all or a portion of your Policy, a surrender charge will be assessed. The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 14th Policy anniversary. For an increase in Specified Amount, the surrender charge is applicable for 14 years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by Age at Issue and risk class. In the first Policy Year, the surrender charge shall range from $14.07 per $1,000 of Specified Amount to $49.04 per $1,000 of Specified Amount. The rate is the same for the first five years since issue or increase, and reduces to zero after fourteen years. (See "Surrender Charge," page 28.)

We will charge an additional $25 fee for partial surrenders. (See "Partial Surrender Charge," page 28.) A surrender charge will also be assessed on decreases in the Specified Amount of the Policy or on Death Benefit option changes that result in decreases in Specified Amount.

Transfer Charge. The first 12 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See "Transfer Charge," page 28.)

TAXES

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.

Under certain circumstances, a Policy could be a Modified Endowment Contract. If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable income and then as a return of basis or investment in the policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the policy and then as distributing taxable income. Moreover, loans will not be treated as distributions and neither distributions nor loans are subject to the 10% penalty tax.

See "Federal Tax Matters" for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS

PURPOSES OF THE POLICY

The Policy is designed to provide you:

 . life insurance protection,

 . Death Benefits which may and Accumulation Value which will vary with performance of your chosen investment options,

 . flexibility in the amount and frequency of premium payments,

 . flexibility in the level of life insurance protection, subject to certain limitations, and

 . a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Policy requirements.

DEATH BENEFIT PROCEEDS

We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

 . the Death Benefit; plus

 . additional life insurance proceeds provided by riders; minus

 . Policy Debt; minus

 . unpaid Monthly Deduction.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

 . the Beneficiary or Beneficiaries, or

 . if no Beneficiary survives the Insured, the Insured's estate will receive the proceeds.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Policy. (See "Payment of Policy Benefits," page 18.)

DEATH BENEFIT OPTIONS

You choose one of two Death Benefit options in the application. Until age 95, the Death Benefit under either option will equal or exceed the current Specified Amount of the Policy.

Option A. Until age 95, under Option A the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of death. The Death Benefit at age 95 and thereafter equals the Accumulation Value. The applicable percentage declines as the age of the Insured increases as shown in the following Corridor Percentage Table:

                           CORRIDOR PERCENTAGE TABLE

Attained        Corridor       Attained     Corridor     Attained     Corridor
  Age          Percentage         Age      Percentage       Age      Percentage
--------------------------------------------------------------------------------
40 or younger     250              54         157            68          117
      41          243              55         150            69          116
      42          236              56         146            70          115
      43          229              57         142            71          113
      44          222              58         138            72          111
      45          215              59         134            73          109
      46          209              60         130            74          107
      47          203              61         128         75 to 90       105
      48          197              62         126            91          104
      49          191              63         124            92          103
      50          185              64         122            93          102
      51          178              65         120            94          101
      52          171              66         119     95 and thereafter  100
      53          164              67         118

OPTION A EXAMPLE. Assume that the Insured's Attained Age is between 0 and 40. A Policy with a $50,000 Specified Amount will generally pay $50,000 in Death Benefits. However, the Death Benefit will be the greater of $50,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $20,000, the Death Benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,000 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy with an Accumulation Value of $30,000 will provide a Death Benefit of $75,000 ($30,000 x 250%); an Accumulation Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); and, an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Accumulation Value exceeds $20,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000.

Option B. Until age 95, the Death Benefit is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured's date of death. The corridor percentage is the same as under Option A:
250% at Attained Age 40 or younger on the Policy anniversary before the date of death, and for an Attained Age over 40 on that Policy anniversary the percentage declines as shown in the Corridor Percentage Table. Accordingly, before age 95, the amount of the Death Benefit will always vary as the Accumulation Value varies but will never be less than the Specified Amount. The Death Benefit at age 95 and thereafter equals the Accumulation Value.

OPTION B EXAMPLE. Assume that the Insured is age 40 or younger. A Policy with a Specified Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Accumulation Value. For example, for a Policy with Accumulation Value of $5,000, the Death Benefit will be $55,000 ($50,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. As a result, if the Accumulation Value exceeds approximately $33,334, the Death Benefit will be greater than the Specified Amount plus Accumulation
Value. Each additional dollar of Accumulation Value above $33,334 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $33,334 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Policy with Accumulation Value of $20,000, the Death Benefit will be $70,000 (Specified Amount $50,000 plus $20,000 Accumulation Value); for an Accumulation Value of $30,000, the Death Benefit will be $80,000 ($50,000 plus $30,000); and for an Accumulation Value of $50,000, the Death Benefit will be $125,000 ($50,000 x 250% is greater than $50,000 plus $50,000).

Similarly, any time Accumulation Value exceeds $33,334, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

If you want favorable investment performance to:

 . increase your Death Benefit, you should:

  . choose Option A if your Accumulation Value times corridor percentage is greater than your Specified Amount, or

  . choose Option B if:

    - your Accumulation Value times corridor percentage is less than your Specified Amount, or

    - your Accumulation Value times corridor percentage is greater than your Specified Amount plus Accumulation Value

 . keep your cost of insurance charges to a minimum, you should:

  . choose Option A if your Accumulation Value times corridor percentage is less than your Specified Amount, or

  . choose Option B if your Accumulation Value times corridor percentage is greater than your Specified Amount.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The effective date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See "Federal Income
Tax Considerations," page 35.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the effective date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the effective date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount shown in the following schedule:

                        MINIMUM SPECIFIED AMOUNT TABLE

              During Policy Year               Minimum Specified Amount
            --------------------------------------------------------------
                     1                                  $ 50,000
                     2                                  $ 45,000
                     3                                  $ 40,000
                     4                                  $ 35,000
                 Thereafter                             $ 25,000

The minimum Specified Amount to maintain a preferred risk class is $100,000. (See "Charges from Accumulation Value," page 26.)

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See "Surrender Charge," page 28.)

A change in the Death Benefit option may affect subsequent cost of insurance charges which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly policy charges. (See "Charges and Deductions," page 26.)

Change in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy at any time and may decrease the Specified Amount at any time after the first three Policy Years. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See "Cost of Insurance," page 27 and "Federal Income Tax Considerations," page 35.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount shown in the Minimum Specified Amount Table (see "Change in Death Benefit Option," page 15.)

If following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet these requirements. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first, and finally against the initial Specified Amount.

If your Specified Amount decreases, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge for each reduction is a pro rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount if the Insured's Attained Age exceeds 94. A decrease in Specified Amount will take effect on the Monthly Deduction Date which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See "Charges from Accumulation Value", page 26.) An additional premium may be required. (See "Premiums Upon Increase in Specified Amount," page 25.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured's Attained Age is over 80. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage

Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement. (See "Charges and Deductions," page 26.)

You have a "free look period" for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See "Refund Privilege," page 23.)

Methods of Affecting Insurance Protection. Your "pure insurance protection" will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by a Policy as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Policy. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

 . A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection and cost of insurance charges.

 . An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Policy charges generally increase as well.

 . If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

 . If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Policy will lapse.

 . A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

GUARANTEED COVERAGE BENEFIT

We will keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the sum of premiums paid at any time during such period is at least:

 . the sum of Guaranteed Coverage Premium for each month from the start of the period, including the current month, plus

 . partial surrenders and Policy Debt.

The Guaranteed Coverage Benefit is based on Age at Issue according to the following table:

                 Age at Issue               Policy Years
               -------------------------------------------
                    0 - 20                  First 7 Years
                   21 - 30                  First 6 Years
                   31 - 40                  First 5 Years
                   41 - 50                  First 4 Years
                    50 +                    First 3 Years

An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium.

DURATION OF THE POLICY

The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Policy beyond age 100 are unclear and a tax advisor should be consulted. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See "Grace Period and Reinstatement," page 25.)

ACCUMULATION VALUE

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

 . the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus

 . the value in the Fixed Account; plus

 . premiums (less premium taxes), plus

 . Accumulation Value securing Policy Debt; less

 . partial surrenders, and related charges, processed on that Valuation Date;
  less

 . any Monthly Deduction processed on that Valuation Date; less

 . any federal or state income taxes.

The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date. Determination of Unit Value. The unit value of each subaccount is equal to:

 . the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by

 . the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus

 . the Daily Asset Charge, and divided by

 . the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.

PAYMENT OF POLICY BENEFITS

Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund or Policy loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See "Postponement of Payments," page 41.) You can decide how benefits will be paid. During the Insured's lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following four methods:

 . Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, as our option.

 . Option 2. Installments for Life with the Option to Choose a Period Certain.
  The fixed period may be 10 or 20 years.

 . Option 3. Equal Installments of a Fixed Amount Payable Annually, semi-annually, quarterly, or monthly. The sum of the installments paid in one year must be at least $40.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

 . Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.

Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.

When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.

Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.

General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20.00 each, we will:

 . change the installments to a quarterly, semi-annual or annual basis; and/or

 . reduce the number of installments.

If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.

At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is the interest rate used in computing the settlement option plus 1%. With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

 . joint or successive payees, or

 . other than a natural person.

POLICY RIGHTS

LOAN BENEFITS

Loan Privileges. You can borrow money from us using your Policy as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

 . during the first three Policy Years, you cannot borrow more than 75% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received

 . after the first three Policy Years, you can borrow up to 90% of the Surrender
  Value, as calculated at the end of the Valuation Period during which your loan request is received

Preferred loans accrue interest at a lower rate. You cannot obtain a preferred loan until after the seventh Policy Year. We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:

 . the above-mentioned loan limits, or

 . the Accumulation Value less Policy Debt and less premiums paid (adjusted by partial surrenders).

The loan may be repaid in whole or in part during the Insured's lifetime. Each loan repayment must be at least $10 or the full amount of Policy Debt, if less. Loans generally are funded within seven days after receipt of a written request. (See "Postponement of Payments," page 41.) Loans may have tax consequences.
(See "Federal Income Tax Considerations," page 35.)

Interest. Loans will accrue interest on a daily basis at a rate of 5.0% per year, 3.0% on preferred loans. Interest is due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate.

Amounts held to secure Policy loans will earn interest at the annual rate of 3.0% credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the Fixed Account at that time.

Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Policy Debt. The Accumulation Value transferred will be deducted from the subaccounts and the Fixed Account in accordance with your instructions. The minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation Value from the subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A Policy loan may have tax consequences. (See "Federal Income Tax Considerations," page
35.)

A Policy loan may permanently affect the Accumulation Value, even if repaid.
The effect could be favorable or unfavorable depending on whether the investment performance of the subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.

Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See "Grace Period and Reinstatement," page 25.)

Repayment of Policy Debt. If we receive payments while a Policy loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Policy Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy.

SURRENDERS

During the life of the Insured, you can surrender the Policy in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See "Postponement of Payments," page 41.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See "Payment of Policy Benefits," page 18.) Surrenders may have tax consequences. (See "Federal Income Tax Considerations," page 35.)

Full Surrenders. If the Policy is being fully surrendered, you must return the Policy to us with your request. Coverage under the Policy will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See "Partial Surrender Charge," page 28.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the request is received. The deduction will be allocated to the subaccounts and the Fixed Account according to your instructions, provided that the minimum amount remaining in a subaccount as a result of the allocation is $100. If you do not provide allocation instructions or if your allocation instructions conflict with the $100 minimum described above, we will allocate the partial surrender among the subaccounts and the Fixed Account pro-rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation
Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first, and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See "Cost of Insurance," page 27; "Methods of Affecting Insurance Protection," page 16.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount shown in the Minimum Specified
Amount Table. (see "Change in Death Benefit Option," page 14.)

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See "Postponement of Payments," page 41.)

TRANSFERS

You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first twelve transfers in a Policy Year will be free. We will charge $10 for each additional transfer. Such charge will be deducted from the amount transferred. (See "Transfer Charge," page 28.) Transfers resulting from Policy loans, the dollar cost averaging program or the rebalancing program will not be subject to a transfer charge or be counted for purposes of determining the number of free transfers.

During the thirty day period beginning on the Policy anniversary, you may make one transfer from the Fixed Account to the subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the subaccounts is the greater of:

 . twenty-five percent of the amount in the Fixed Account, or

 . $1,000.

If we receive a request to transfer funds out of the Fixed Account before the Policy anniversary, the transfer will be made at the end of the Valuation Period during which the Policy anniversary occurs. If we receive a proper transfer request within 30 days after the Policy anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

We will employ reasonable procedures to confirm that the transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing you written confirmation of the transaction, and making a tape recording of the telephoned instructions.

REFUND PRIVILEGE

Under state law, you have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the AN Money Market Portfolio. (See "Allocation of Premiums," page 25.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See "Postponement of Payments," page 41.)

DOLLAR COST AVERAGING

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one subaccount or Fixed Account, to any subaccount(s) or Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, notifying us by phone. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

REBALANCING

Because the subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your allocation on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, by calling by telephone.

PAYMENT AND ALLOCATION
OF PREMIUMS

ISSUANCE OF A POLICY

If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will only issue a Policy to individuals 80 years of age or less on their last birthday who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Policy anniversary dates, Policy Years and Policy months.

PREMIUMS

You must pay the initial premium for the Policy to be in force. The initial premium must be at least 1/12 of the first year Guaranteed Coverage Premium. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

PREMIUM FLEXIBILITY

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Policy is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Policy Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with this schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Home Office. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium would increase Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon

 . the Accumulation Value of the Policy at the time of the increase, and

 . the amount of the increase you request.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

Allocation of Premiums. Premiums are allocated according to your instructions. You can change the allocation without charge by providing proper notification to our Home Office. Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.

Accumulation Value. The value of subaccounts will vary with the investment performance of these subaccounts and the you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value, and may affect the Death Benefit as well.

GRACE PERIOD AND REINSTATEMENT

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.

Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

 . evidence of insurability satisfactory to us;

 . reinstatement or repayment of Policy Debt;

 . payment of Monthly Deductions not collected during the grace period;

 . payment of the premium sufficient to pay the Monthly Deduction for three months after the date of reinstatement.

Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. During the lapse period, Policy Debt will accrue interest at a rate of 6%. Accumulation Value will then be calculated as described under "Accumulation Value" on page 17. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date of we approve the application for reinstatement.

CHARGES AND DEDUCTIONS

PREMIUM CHARGES

No charges will be deducted from any premium payment before allocating such premiums among the subaccounts and the Fixed Account.

CHARGES FROM ACCUMULATION VALUE

We will deduct the following charges from the Accumulation Value:

Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, and the monthly policy charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance and the monthly policy charge are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

We are currently charging less than the maximum monthly policy charges. We may reduce or increase the monthly policy charge. Any change will be on a uniform basis for all insureds with this Policy, for the same Specified Amount, and that have been in force the same time. A change in health or other risk factors after the Date of Issue will not affect the monthly policy charge. We will not reduce or increase the monthly policy charge more than once each Policy Year. We will notify you in writing before a new monthly policy charge is effective.

Cost of Insurance. For the initial Specified Amount, the cost of insurance rate will not exceed those in the Schedule of Monthly Guaranteed Maximum Cost of Insurance Rates shown on the Policy Data Page. These guaranteed rates are based on the Insured's age last birthday. The current rates range between 24% and 68% of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Guaranteed maximum cost of insurance rates for ages 15 and above are calculated based on the 1980 Commissioners Standard Ordinary (CSO) Smoker or Nonsmoker Mortality Tables (Age Last Birthday). For ages 0-14, the 1980 CSO Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 15 and above.

Policies issued in states that require "unisex" policies (currently Montana) and policies issued in conjunction with employee benefit plans provide for Policy values that do not vary by the sex of the Insured. References in this prospectus to sex-distinct and any values that vary by the sex of the Insured are not applicable to Policies issued in states that require "unisex" policies or to Policies issued in conjunction with employee benefit plans. Illustrations of the effect of these unisex rates on premiums, Accumulation Values and Death Benefits are available from us on request.

Guaranteed maximum cost of insurance rates for Policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the 1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through attained age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for attained ages 15 and above.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. As a result the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See "Change in Specified Amount," page 27.)

The actual charges made during the Policy Year will be shown in the annual report delivered to you.

The rate class of an Insured may affect the cost of insurance rate. We currently place insureds into either a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Policy, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard class. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate but 1/12 of any annualized flat extra cost will be deducted as part of the Monthly Deduction.

Surrender Charge. If a Policy is surrendered, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Policy.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See "Change in Specified Amount," page 15.)

The surrender charge is more substantial in early Policy Years. (See "Surrender Charges," page 10.) Accordingly, the Policy is more suitable for long-term purposes.

Transfer Charge. We will make the first 12 transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for a decrease in Specified Amount. (See "Change in Specified Amount," page 15.)

Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policies will exceed our estimates. Such charge shall not exceed 1.25% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date. The deduction will equal the 1.25% annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See "Eligible Portfolio Annual Expenses," page 9. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any Federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policies.

EXCEPTIONS TO CHARGES

We may reduce the surrender charge, monthly policy charge, cost of insurance and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly policy charge, cost of insurance or daily asset charge.

The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family member of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.


AMERICAN NATIONAL INSURANCE COMPANY
THE SEPARATE ACCOUNT, THE FUNDS
AND THE FIXED ACCOUNT

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6%.

We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we issue. We are the legal holder of the Separate Account's assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.

The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.

We will redeem shares in the Eligible Portfolios as needed to:

 . collect charges,

 . pay the Surrender Value,

 . secure Policy loans,

 . provide benefits, or

 . transfer assets from one subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.

The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.

If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:

 . operate the Separate Account as a management company,

 . de-register the Separate Account if registration is no longer required,

 . combine the Separate Account with other separate accounts,

 . restrict or eliminate any voting rights associated with the Separate Account, or

 . transfer the assets of the Separate Account relating to the Policies to another separate account.

We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC and state insurance regulatory authorities.

Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other policyowners. The number of votes for which each policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds, as the case may be. We will furnish Policyowners with the proper forms, materials and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios. In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.

The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.

THE FUNDS

Each of the twenty-one subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.

The investment objectives and policies of each Eligible Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.

Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the American National Fund, the Fidelity Funds and the T. Rowe Price Funds contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

 . The American National Fund's current Eligible Portfolios and respective investment objectives are as follows:

  . The AN Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

  . The AN Growth Portfolio seeks to achieve capital appreciation.

  . The AN Balanced Portfolio seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.

  . The AN Managed Portfolio seeks to achieve growth of capital and/or current income.

Securities Management and Research, Inc. ("SM&R") is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.

        [ ] The Fidelity Funds' current Eligible Portfolios and respective investment objectives are as follows:

            . VIP Money Market Portfolio ... seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

            . VIP Investment Grade Bond Portfolio ... seeks as high a level of current income as is consistent with the preservation of capital.

            . VIP High Income Portfolio ... seeks a high level of current income while also considering growth of capital.

            . VIP Asset Manager Portfolio ... seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

            . VIP Asset Manager: Growth Portfolio ... seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

            . VIP Balanced Portfolio ... seeks both income and growth of capital.

            . VIP Equity-Income Portfolio ... seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

            . VIP Index 500 Portfolio ... seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

            . VIP Growth and Income Portfolio ... seeks high total return through a combination of current income and capital appreciation.

            . VIP Mid Cap Portfolio ... seeks long-term growth of capital.

            . VIP Growth Opportunities Portfolio ... seeks to provide capital growth.

            . VIP Contrafund Portfolio ... seeks long-term capital appreciation.

            . VIP Growth Portfolio ... seeks capital appreciation.

            . VIP Overseas Portfolio ... seeks long-term growth of capital.

        Fidelity Management and Reseach Company ("FMR"), the Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. As of December 31, 1998, FMR advised funds having more than 39 million shareholder accounts with a total value of more than $694 billion. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C.

        Johnson 3d, President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.

        [ ] The T. Rowe Price Funds' current Eligible Portfolios and respective investment objectives are as follows:

        T. Rowe Price International Series, Inc.

           . T. Rowe Price International Stock Portfolio ... seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

        T. Rowe Price Equity Series, Inc.

           . T. Rowe Price Mid-Cap Growth Portfolio ... seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

           . T. Rowe Price Equity Income Portfolio ... seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.

        T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

        We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts. Some advisors or distributors may pay us a greater percentage than others.

        FIXED ACCOUNT

        You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See "Transfers," page 22.)

        We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

        Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

        Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

        FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is general and is not tax advice.

        INTRODUCTION

        The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.

        TAX STATUS OF THE POLICY

        In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Policies issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a sub-standard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.

        In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policyowner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.

        In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.

        The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

        TAX TREATMENT OF POLICY PROCEEDS

        In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.

        Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

        Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a partial or full surrender, the addition of the Accelerated Death Benefit, the continuation of the Policy beyond the Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have federal income tax consequences.

        Modified Endowment Contracts. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. The rules for determining whether a Policy is a Modified Endowment Contract are extremely complex. In general, however, a Policy will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premium payments.

        In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.

        The manner in which the premium limitation and material change rules should be applied to certain features of the Policy and its riders is unclear. If we determine that a Policyowner has made excessive premium payments which will cause a Policy to be considered a Modified Endowment Contract, we will notify the Policyowner of the tax consequences and give the Policyowner the option of having the excessive premiums refunded. If the Policyowner requests a refund within 30 days after receipt of such notice, we will refund the excessive premium payments to prevent the Policy from becoming a Modified Endowment Contract.

        Due to the Policy's flexibility, classification of a Policy as a Modified Endowment Contract will depend upon the individual circumstances of each Policy. Accordingly, a prospective Policyowner should contact a qualified tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a Modified Endowment Contract. In addition, a Policyowner should contact a tax advisor before making any change to a Policy, exchanging a Policy, or reducing Policy benefits, to determine whether such change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a Modified Endowment Contract.

        If a Policy becomes a Modified Endowment Contract, distributions such as partial surrenders and Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

        Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy (described below), the excess will generally be treated as ordinary income subject to tax.

        Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:

        (1) All distributions from such a Policy (including distributions upon partial or full surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the policy at such time.

        (2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

        (3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a Policy. This penalty tax does not apply if the distribution or loan:

            (a) is made on or after the Policyowner reaches actual age 59 1/2;

            (b) is attributable to the Policyowner's becoming disabled; or

            (c) is part of a series of substantially equal periodic payments for
                (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary .

        Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the policy. After the recovery of all investment in the policy, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

        Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not be tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.

        Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

        Investment in the Policy. "Investment in the policy" means:

        (a) the aggregate amount of any premium payments or other consideration paid for a Policy; minus

        (b) the aggregate amount of distributions received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

        (c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.

        Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Policyowner's income when a taxable distribution occurs.

        Accelerated Benefits Rider. We believe that payments received under the Accelerated Death Benefit Rider should be fully excludable from the gross income of the Beneficiary if the Beneficiary is the Insured under the Policy. However, you should consult a tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

        Other Policyowner Tax Matters. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the Insured's 100th year.

        Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

        Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

        Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

        AMERICAN NATIONAL'S INCOME TAXES

        American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policies.

        Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

        OTHER INFORMATION

        SALE OF THE POLICY

        SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)

        SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. In Policy Years one through five, the commissions to the registered representatives will not exceed 13.6% of the total premium contribution. In later years, the registered representatives will receive renewal commissions which will not exceed 0.25% of the Accumulation Value. We may pay registered representatives who meet certain production standards additional compensation. SM&R will pay overriding commissions to managers and we may pay bonuses to the managers for the sale of the Policy. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy.

        YEAR 2000

        Many of the services provided to the Separate Account and Policyowners depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing and account services. Like all financial services providers, we utilize systems that may be affected by Year 2000 Problems and we rely on service providers, including the Eligible Portfolios, that may also be affected. We have developed, and are continuing to implement, a Year 2000 transition plan, and we are confirming that our service providers are doing the same. It is difficult to predict with precision whether the outcome of these efforts will have any negative impact on our Company. As of the date of this prospectus, we do not anticipate that you will experience any negative effects on your Accumulation Value, or on the services provided in connection with your Policy, as a result of Year 2000 Problems. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Separate Account or the Policyowners.

        THE CONTRACT

        The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states.

        Control of Policy. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. If the Policyowner is a minor, first the Applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

        Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Insured.

        Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.

        Change in Policyowner or Assignment. In order to change the Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.

        Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable during the lifetime of the Insured only after having been in force for two years after the Policy Date of the reinstatement.

        Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.

        Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any partial surrenders and Policy Debt. If the Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

        Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever: (1) the New York

        Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policyowners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's Accumulation Value. Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to 6 months from the date of written request.

        Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by "riders" to the Policy, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

        DIVIDENDS

        The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

        LEGAL MATTERS

        Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.

        LEGAL PROCEEDINGS

        The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other law-suits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that reasonably likely to have a material adverse impact on the Separate Account or us.

        REGISTRATION STATEMENT

        We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.

        EXPERTS

        The consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 1998 and 1997, and for the years then ended, and the statements of net assets of American National Variable Life Separate Account as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the three years in the period then ended, included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

        As stated in his opinion which was filed as an exhibit to the registration statement, Rex D. Hemme has examined the actuarial matters included in this prospectus.

        SENIOR EXECUTIVE OFFICERS AND
        DIRECTORS OF
        AMERICAN NATIONAL INSURANCE COMPANY


        NAME
        POSITION(S) WITH AMERICAN NATIONAL INSURANCE COMPANY
        Principal Occupations Last Five Years and Other Positions Held
        ------------------------------------------------------------------------
        ROBERT L. MOODY
        CHAIRMAN OF THE BOARD, DIRECTOR, PRESIDENT AND
        CHIEF EXECUTIVE OFFICER

        American National: President, January 1996 to present; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.

        ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.: Director and President, 1982 to present. Moody Bank Holding Company, Inc.: Director and President, 1988 to present. Moody National Bank of Galveston: President, 1980 to 1993; Chairman of the Board, Director and Chief Executive Officer, 1980 to present. National Western Insurance Company: Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody Foundation: Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation: Director. GTG
        Corporation: Director. Gal-Tex Management Co.: Director. Gal-Tex Woodstock, Inc.: Director. New Paxton Hotel Corporation: Director. Transitional Learning Community at Galveston: Chairman of the Board and Director. The Moody Endowment: Chairman of the Board and Director.


        G. RICHARD FERDINANDTSEN

        DIRECTOR, SENIOR EXECUTIVE VICE PRESIDENT AND
        CHIEF OPERATING OFFICER

        American National: Director, 1998 to present; Senior Executive Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997; Senior Vice President, Health Insurance Operations, April 1993 to April 1996; Senior Vice President, Director of Group Insurance, July 1990 to April 1993. American National Life Insurance Company of
        Texas: Chairman of the Board, President and Director, 1998 to present; and Vice President, Health Insurance Operations, April 1993 to 1998. American National Property and Casualty Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National General Insurance Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. McMarr Properties (formerly American Securities Company): Director, April 1978 to present. McCreless Foundation: Director, April 1992 to present. United Land:
        Director, January 1985 to present. Commonwealth Life and Accident Insurance

        Company: Director, June 1993 until company was merged in December 1994. American National Lloyds Insurance Company: Underwriter, March 1994 to present. Pacific P & C, Inc.: Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance Company:
        Director, January 1996 to present; Chairman of the Board, President and Chief Executive Officer, 1998 to present. Garden State Life Insurance
        Company: Director. Securities Management & Research, Inc.: Director. Comprehensive Investment Services, Inc.: Director. Alternative Benefit Management, Inc.: Director, President and Chief Executive Officer. ANMEX International Services, Inc.: Director and President. ANMEX International, Inc.: Director and President.

        IRWIN M. HERZ, JR.

        DIRECTOR

        American National: Director: 1984 to present. Greer, Herz & Adams,
        L.L.P.: Partner, March 1980 to present, General Counsel to American National. Three R Trust: Trustee, April 1971 to present. Commonwealth Life and Accident Insurance Company: Director, April 1983 until company was merged in December 1994. Garden State Life Insurance Company:
        Director, June 1992 to present. American National Property and Casualty
        Company: Director. American National General Insurance Company:
        Director. Pacific P & C, Inc.: Director.

        R. EUGENE LUCAS

        DIRECTOR

        American National: Director, April 1981 to present. Gal-Tex Hotel
        Corporation: President and Director, March 1971 to present. Gal-Tenn Hotel Corporation: President and Director, March 1971 to present. Gal-Tex Management Company: President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.: President and Director, November 1995 to present. New Paxton Hotel Corporation: President and Director. Securities Management and Research, Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present.


        E. DOUGLAS MCLEOD

        DIRECTOR

        American National: Director, April 1984 to present. ANREM Corporation:
        Director, October 1979 to present. National Western Life Insurance
        Company: Director, 1986 to present. Independent County Mutual Fire Insurance Company of Texas: Director, June 1984 to present. Attorney. The Moody Foundation: Director of Development, May 1982 to present. McLeod Properties: Owner. Texas State House of Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice President and Director, 1985 to present. Center for Transportation and Commerce: Director, 1983 to present.

        FRANCES ANNE MOODY

        DIRECTOR

        American National: Director, April 1987 to present. The Moody
        Foundation: Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to present. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment:
        Director, 1991 to present. Investments, Dallas, Texas.


        RUSSELL S. MOODY

        DIRECTOR

        American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to March 1996. Gal-Tex Hotel
        Corporation: Director, 1981 to 1997. Seal Fleet, Inc.: Director, 1982 to 1996.


        WILLIAM L. MOODY IV

        DIRECTOR

        American National: Director, March 1951 to present. Moody National Bank of Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present.


        JOE MAX TAYLOR

        DIRECTOR

        American National: Director, April 1992 to present. County of Galveston,
        Texas: Sheriff, 1980 to present. Moody Gardens, Inc.: Director and President, 1988 to present. Transitional Learning Community at
        Galveston: Director, 1985 to present. Galveston County Bail-Bond Board:
        President, 1981 to present. Fifty Club Board of Galveston: Director, 1981 to present. Landry's Seafood Restaurants, Inc.: Director, 1992 to present. Pre-Trial Release Board of Galveston County: 1982 to present. Juvenile Crime Prevention-Intervention Task Force: Chairman, 1993 to present. University of Texas Medical Branch: President's Cabinet, 1994 to present.


        ROBERT A. FRUEND

        EXECUTIVE VICE PRESIDENT

        American National: Executive Vice President, Director of Multiple Line Marketing, April 1989 to present. American National Life Insurance Company of Texas: Director and Vice President, April 1989 to present. American National Property and Casualty Insurance Company: Chairman of the Board; and Director, November 1979 to present. American National General Insurance Company: Chairman of the Board; and Director, November 1981 to present. Securities

        Management and Research, Inc.: Director, November 1988 to present:
        Pacific P & C, Inc.: Director, 1995 to present; and Chairman of the Board. American National Insurance Service Company: Director, November 1988 to present. ANPAC Lloyds Insurance Management, Inc.: Director, December 1995 to present. American National Lloyds Insurance Company:
        Director, December 1995 to present.


        BILL J. GARRISON

        EXECUTIVE VICE PRESIDENT

        American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.:
        Vice President. ANMEX International, Inc.: Vice President. Commonwealth Life and Accident Insurance Company: Director, February 1993 until company was merged in December 1994.

        MICHAEL W. McCROSKEY

        EXECUTIVE VICE PRESIDENT

        American National: Executive Vice President-Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995. ANREM Corporation: Director, June 1977 to present; and President, October 1986 to present. American National Life Insurance Company of Texas: Assistant Secretary, December 1986 to present. Standard Life and Accident Insurance Company: Vice President, May 1988 to present. ANTAC, Inc.: President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and Director, 1994 to present. American National Funds Group:
        President and Director, 1994 to present. SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive Officer; President and Director, 1994 to present. American National Investment Accounts,
        Inc.: President and Director, 1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President, May 1994 to present. American National Property and Casualty Company Vice President: June 1994 to present. American National General Insurance Company: Vice President, June 1994 to present. SM&R Growth Fund, Inc.: Director and President. SM&R Equity Income Fund, Inc.:
        Director and President. SM&R Balanced Fund, Inc.: Director and President. ANDV `97: Director and President. Comprehensive Investment Services, Inc.: Director.


        JAMES E. POZZI

        EXECUTIVE VICE PRESIDENT

        American National: Executive Vice President, Independent Markets, April 1996 to present; and Senior Vice President, Corporate Planning and Development, June 1992 to April 1996. American National Life Insurance Company of Texas: Vice President, April 1993 to present.

        RONALD J. WELCH

        EXECUTIVE VICE PRESIDENT

        American National: Executive Vice President and Chief Actuary, April 1996 to present; and Senior Vice President and Chief Actuary, April 1986 to April 1996. Standard Life and Accident Insurance Company: Director, December 1987 to present. American National Property and Casualty
        Company: Director, November 1987 to present. American National General Insurance Company: Director, November 1987 to present. American National Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present. Commonwealth Life and Accident Insurance Company: Vice President, until company was merged in December 1994. Garden State Life Insurance Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present. American National Insurance Service Company: Director, December 1995 to present. Securities, Research & Management, Inc.: Director. ANMEX International Services, Inc.: Director and Vice President. ANMEX International, Inc.:
        Director and Vice President. Alternative Benefit Management, Inc.:
        Director.


        CHARLES H. ADDISON

        SENIOR VICE PRESIDENT

        American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company: Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company: Director, January 1996 to present.


        ALBERT L. AMATO

        SENIOR VICE PRESIDENT

        American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of
        Texas: Vice President, May 1984 to present. Garden State Life Insurance
        Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present. Standard Life and Accident Insurance Company: Vice President, Life Policy Administration. Alternative Benefit Management, Inc.: Director and Senior Vice President. Commonwealth Life and Accident Insurance
        Company: Director, August 1992 until company was merged in December
        1994.


        GLENN C. LANGLEY

        SENIOR VICE PRESIDENT

        American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment
        Opportunity/Affirmative

        Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976. Standard Life and Accident Insurance Company: Vice President, Director of Human Resources.


        STEPHEN E. PAVLICEK

        SENIOR VICE PRESIDENT AND CONTROLLER

        American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President-Financial Reports, 1983 to 1994. ANTAC, Inc.:
        Assistant Treasurer, 1995 to present. Garden State Life Insurance
        Company: Controller, June 1992 to present. American National Life Insurance Company of Texas: Controller, August 1994 to present. ANREM
        Corporation: Director. American National Property and Casualty Company:
        Director. American National General Insurance Company: Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company:
        Vice President, Controller and Director. ANDV '97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International,
        Inc.: Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.


        STEVEN H. SCHOUWEILER

        SENIOR VICE PRESIDENT

        American National: Senior Vice President, Health Insurance Operations, May 1998 to present. Standard Life and Accident Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas: Director and Senior Vice President, May 1998 to present. Alternative Benefit Management, Inc.: Chief Administrative Officer, Senior Vice President and Director. Galveston Health Network,
        Inc.: President. Conseco Group Risk Management: President and Chief Executive Officer, December 1989 to April 1998 .


        JAMES R. THOMASON

        SENIOR VICE PRESIDENT

        American National: Senior Vice President, Credit Insurance Services, April 1987 to present.


        GARETH W. TOLMAN

        SENIOR VICE PRESIDENT

        American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996.

        VINCENT E. SOLER, JR.

        VICE PRESIDENT, SECRETARY AND TREASURER

        American National: Vice President, Secretary and Treasurer, 1994 to present; and Vice President and Controller, March, 1984 to 1994. ANREM
        Corporation: Treasurer, October 1984 to present. American National Life Insurance Company of Texas: Treasurer, April 1984 to present; Controller, April 1984 to August 1994; and Secretary, August 1994 to present. Standard Life and Accident Insurance Company: Secretary and Treasurer, 1998 to present; Assistant Secretary, January 1996 to 1998. ANTAC, Inc.: Secretary, 1995 to present. Garden State Life Insurance
        Company: Secretary and Treasurer, August 1994 to present. American National Property and Casualty Company: Assistant Secretary, August 1994 to present. American National General Insurance Company: Assistant Secretary. Pacific P & C, Inc.: Assistant Secretary. Galveston Health Network, Inc.: Secretary. ANDV '97: Secretary. ANMEX International Services, Inc.: Secretary and Treasurer. ANMEX International, Inc.:
        Secretary and Treasurer. Comprehensive Investment Services, Inc.:
        Secretary. Alternative Benefit Management, Inc.: Secretary and
        Treasurer.

        The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment performance of the assets held in the Separate Account.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


        To The Board of Directors and Contract Owners of American National Variable Life Separate Account:

        We have audited the accompanying statements of net assets of the American National Variable Life Separate Account (comprised of American National (AN) Growth, AN Money Market, AN Balanced, AN Managed, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Fidelity VIP II Index 500, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP High Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Contra Fund, Fidelity VIP II Asset Manager Growth, Fidelity VIP III Balanced, Fidelity VIP III Growth & Income, Fidelity VIP III Growth Opportunities, T. Rowe Price Equity Income, T. Rowe Price Mid-Cap Growth, and T. Rowe Price International Stock Portfolios) (collectively, the Account) as of December 31, 1998, and the related statements of operations and the statements of changes in net assets for the period from September 14, 1998 (inception) through December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1998 and the results of its operations and changes in net assets for the period from September 14, 1998 (inception) through December 31, 1998, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Houston, Texas
April 12, 1999


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   AN
                                                                                        AN        MONEY         AN         AN
                                                                                      GROWTH      MARKET     BALANCED    MANAGED
                                                                                    PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment in shares of mutual funds, at market                                    $ 122,693    $ 160,372   $ 40,364   $ 166,138
==================================================================================================================================
LIABILITIES:
  Contract owner reserves                                                            $ 122,693    $ 160,372    $ 40,364  $ 166,138
  Equity of sponsor                                                                         --           --          --         --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    $ 122,693    $ 160,372    $ 40,364  $ 166,138
==================================================================================================================================
INVESTMENT PORTFOLIO INFORMATION:
  Number of shares                                                                      67,786      160,372      26,210     94,936
  Cost                                                                               $ 115,939    $ 160,372    $ 38,775  $ 155,640
==================================================================================================================================



STATEMENTS OF NET ASSETS
December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   FIDELITY   FIDELITY     FIDELITY    FIDELITY
                                                                                    VIP II      VIP II       VIP II      VIP
                                                                                  INVESTMENT     ASSET        INDEX      MONEY
                                                                                     GRADE      MANAGER         500      MARKET
                                                                                      BOND     PORTFOLIO    PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investment in shares of mutual funds, at market                                    $ 11,835     $ 83,556   $ 492,483   $ 41,695
==================================================================================================================================
LIABILITIES:
 Individual contract owner reserves                                                 $ 11,835     $ 83,556   $ 492,483   $ 41,695
==================================================================================================================================
INVESTMENT PORTFOLIO INFORMATION:
 Number of shares                                                                        913        4,601       3,487     41,695
 Cost                                                                               $ 11,825     $ 81,317   $ 463,402   $ 41,695
==================================================================================================================================



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                        FIDELITY        FIDELITY
                                                                          VIP              VIP         FIDELITY    FIDELITY
                                                                         EQUITY-           HIGH           VIP        VIP
                                                                         INCOME           INCOME         GROWTH    OVERSEAS
                                                                        PORTFOLIO        PORTFOLIO     PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investment in shares of mutual funds, at market                       $ 156,356        $ 12,767      $ 56,806      $ 11,137
==================================================================================================================================
LIABILITIES:
 Contract owner reserves                                               $ 156,356        $ 12,767      $ 56,806      $ 11,137
==================================================================================================================================
INVESTMENT PORTFOLIO INFORMATION:
 Number of shares                                                          6,151           1,107         1,266           555
 Cost                                                                  $ 149,694        $ 12,834      $ 53,191      $ 10,699
==================================================================================================================================



STATEMENTS OF NET ASSETS
December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      FIDELITY
                                                                                       VIP II                     FIDELITY
                                                                       FIDELITY         ASSET        FIDELITY      VIP III
                                                                        VIP II         MANAGER:       VIP III       GROWTH
                                                                      CONTRAFUND        GROWTH        BALANCED     & INCOME
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investment in shares of mutual funds, at market                       $  98,296        $ 47,287       $   175      $ 48,552
==================================================================================================================================
LIABILITIES:
 Contract owner reserves                                               $  98,296        $ 47,287       $   175      $ 48,552
==================================================================================================================================
INVESTMENT PORTFOLIO INFORMATION:
 Number of shares                                                          4,022           2,777            11         3,006
 Cost                                                                  $  90,377        $ 44,619       $   172      $ 45,303
==================================================================================================================================


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                        FIDELITY
                                                                        VIP III         T. ROWE PRICE   T. ROWE PRICE  T. ROWE PRICE
                                                                         GROWTH              EQUITY         MID-CAP    INTERNATIONAL
                                                                      OPPORTUNITIES           INCOME         GROWTH         STOCK
                                                                        PORTFOLIO            PORTFOLIO      PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investment in shares of mutual funds, at market                       $ 85,639             $ 49,035        $ 18,344     $ 1,271
==================================================================================================================================
LIABILITIES:
 Contract owner reserves                                               $ 85,639             $ 49,035        $ 18,344     $ 1,271
==================================================================================================================================
INVESTMENT PORTFOLIO INFORMATION:
 Number of shares                                                         3,743                2,547           1,285          88
 Cost                                                                  $ 80,382             $ 49,517        $ 15,465     $ 1,254
==================================================================================================================================



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
For the Period September 14, 1998 to December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                AN
                                                                                AN             MONEY            AN            AN
                                                                              GROWTH           MARKET        BALANCED      MANAGED
                                                                            PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividend from mutual funds                                                    $   --          $   80          $   --      $    --

EXPENSES
 Charges to contract owners for assuming
  mortality and expense risks                                                    (130)           (201)            (42)        (230)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                                          $ (130)         $ (121)         $  (42)     $  (230)
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments                                              $  668          $   --          $  178      $   362
 Capital gains distributions from mutual funds                                     --              --              --           --
 Net unrealized appreciation of investments during the period                   6,754              --           1,589       10,498
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                $7,422          $   --          $1,767      $10,860
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $7,292          $ (121)         $1,725      $10,630
===================================================================================================================================


STATEMENTS OF OPERATIONS
For the Period September 14, 1998 to December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              FIDELITY        FIDELITY                    FIDELITY
                                                                               VIP II          VIP II       FIDELITY         VIP
                                                                             INVESTMENT         ASSET        VIP II         MONEY
                                                                              GRADE BOND       MANAGER      INDEX 500       MARKET
                                                                              PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividend from mutual funds                                                    $   --          $   --         $    --      $   619

EXPENSES
 Charges to contract owners for assuming
  mortality and expense risks                                                      (7)            (47)             (1)         (64)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                                          $   (7)         $  (47)        $    (1)     $   555
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                            $    2          $    2         $ 2,277      $    --
   Capital gains distributions from mutual fun                                     --              --              --           --
   Net unrealized appreciation of investments during the period                    10           2,239          29,081           --
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                $   12          $2,241         $31,358      $    --
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    5          $2,194         $31,357      $   555
===================================================================================================================================


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
For the Period September 14, 1998 to December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        FIDELITY        FIDELITY        FIDELITY        FIDELITY
                                                                           VIP             VIP             VIP             VIP
                                                                      EQUITY-INCOME    HIGH INCOME        GROWTH         OVERSEAS
                                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividend from mutual funds                                            $     --         $     --        $     --         $     --

EXPENSES
 Charges to contract owners for assuming
  mortality and expense risks                                              (180)              (6)            (49)              (9)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                                  $   (180)        $     (6)       $    (49)        $     (9)
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       $    603         $     --        $    320         $      4
Capital gains distributions from mutual funds                                --               --              --               --
Net unrealized appreciation (depreciation)
of investments during the period                                          6,662              (67)          3,615              438
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 $  7,265         $    (67)       $  3,935         $    442
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $  7,085         $    (73)       $  3,886         $    433
===================================================================================================================================




STATEMENTS OF OPERATIONS
For the Period September 14, 1998 to December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        FIDELITY                        FIDELITY
                                                                        FIDELITY         VIP II         FIDELITY        VIP III
                                                                        VIP II       ASSET MANAGER:      VIP III         GROWTH
                                                                      CONTRAFUND         GROWTH          BALANCED       & INCOME
                                                                       PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividend from mutual funds                                            $     --         $     --        $     --         $     --

EXPENSES
 Charges to contract owners for assuming
 mortality and expense risks                                                (88)             (59)             --              (56)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                                  $    (88)        $    (59)       $     --         $    (56)
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                    $  1,279         $     69        $     --         $     56
   Capital gains distributions from mutual funds                             --               --              --               --
   Net unrealized appreciation of investments during the period           7,919            2,668               3            3,249
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        $  9,198         $  2,737        $      3         $  3,305
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $  9,110         $  2,678        $      3         $  3,249
===================================================================================================================================


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
For the Period September 14, 1998 to December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        FIDELITY
                                                                        VIP III      T. ROWE PRICE     T. ROWE PRICE   T. ROWE PRICE
                                                                        GROWTH &          EQUITY            MID-CAP    INTERNATIONAL
                                                                      OPPORTUNITIES       INCOME             GROWTH        STOCK
                                                                        PORTFOLIO        PORTFOLIO         PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividend from mutual funds                                             $     --        $     249                --     $    1

EXPENSES
 Charges to contract owners for assuming
  mortality and expense risks                                               (105)             (68)              (28)        --
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                            $    (105)      $     181               (28)    $    1
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                     $     627       $       4                --     $   --
   Capital gains distributions from mutual funds                               --           1,174               196          1
   Net unrealized appreciation (depreciation)
     of investments during the period                                       5,259            (481)            2,879         17
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         $   5,886       $     697             3,075     $   18
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $   5,781       $     878             3,047     $   19
===================================================================================================================================


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For The Period September 14, 1998 to December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 FIDELITY   FIDELITY   FIDELITY  FIDELITY  FIDELITY
                                                   AN                             VIP II     VIP II     VIP II     VIP       VIP
                                         AN       MONEY       AN         AN     INVESTMENT    ASSET     INDEX     MONEY    EQUITY-
                                       GROWTH     MARKET   BALANCED    MANAGED  GRADE BOND   MANAGER      500     MARKET   INCOME
                                    PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)     $   (130)    $   (121)      (42)   $   (230) $    (7)    $  (47)   $    (1) $   555   $   (180)
  Net realized gain on investments      668           --       178         362        2          2      2,277       --        603
  Capital gains distributions from
    mutual funds                         --           --        --          --       --         --         --       --         --
  Net unrealized appreciation
    of investments during the year    6,754           --     1,589      10,498       10      2,239     29,081       --      6,662
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets
   resulting from operations       $  7,292     $   (121) $  1,725    $ 10,630  $     5     $2,194    $31,357  $   555   $  7,085
------------------------------------------------------------------------------------------------------------------------------------
FROM POLICY RELATED TRANSACTIONS:
  Purchase payments and other
   transfers                       $120,235     $178,200  $ 39,445    $157,331  $11,987  $ 81,696  $  467,856  $41,480   $151,930
  Surrenders of accumulation units
   by terminations, withdrawals,
   and maintenance fees              (4,834)     (17,707)     (806)     (1,823)    (157)     (334)     (6,730)    (340)    (2,659)
------------------------------------------------------------------------------------------------------------------------------------
  Increase in net assets resulting
   from policy related
   transactions                    $115,401     $160,493  $ 38,639    $155,508  $11,830  $ 81,362  $  461,126  $41,140   $149,271
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS       $122,693     $160,372  $ 40,364    $166,138  $11,835  $ 83,556  $  492,483  $41,695   $156,356

NET ASSETS, BEGINNING OF PERIOD          --           --        --          --       --        --          --       --         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD          $122,693     $160,372  $ 40,364    $166,138  $11,835  $ 83,556  $  492,483  $41,695   $156,356
===================================================================================================================================
  CHANGE IN UNITS OUTSTANDING:
  Accumulation units beginning
    of year                              --           --        --          --       --        --          --       --         --
  Purchase payments                 106,777    1,114,257    37,781     160,287   11,714    96,567     426,732   41,697    156,783
  Policy withdrawals and charges     (6,466)    (955,217)   (2,169)    (22,125)    (156)  (20,632)    (31,541)    (339)   (23,879)
-----------------------------------------------------------------------------------------------------------------------------------
  Accumulation units end of year    100,311      159,040    35,612     138,162   11,558    75,935     395,191   41,358    132,904
===================================================================================================================================
  Accumulation unit value          $  1.223    $   1.008  $  1.133    $  1.202  $ 1.023  $  1.100  $    1.246  $ 1.008   $  1.176
===================================================================================================================================


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For The Period September 14, 1998 to December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       FIDELITY
                                            FIDELITY                        FIDELITY    VIP II               FIDELITY    FIDELITY
                                              VIP       FIDELITY  FIDELITY    VIP II    ASSET     FIDELITY    VIP III     VIP III
                                             HIGH         VIP       VIP       CONTRA-   MANAGER:  VIP III     GROWTH &    GROWTH
                                            INCOME      GROWTH    OVERSEAS     FUND     GROWTH    BALANCED    INCOME   OPPORTUNTIES
                                           PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment (loss)                    $     (6)  $    (49)  $     (9)  $    (88)  $    (59)  $     --   $    (56)  $   (105)
  Net realized gain on investments               --        320          4      1,279         69         --         56        627
  Capital gains distributions from mutual
    funds                                        --         --         --         --         --          --        --         --
  Net unrealized appreciation (depreciation)
   of investments during the year               (67)     3,615        438      7,919      2,668          3      3,249      5,259
-----------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets
       resulting from operations           $    (73)  $  3,886   $    433   $  9,110  $   2,678   $      3   $  3,249   $  5,781
-----------------------------------------------------------------------------------------------------------------------------------
FROM POLICY RELATED TRANSACTIONS:
  Purchase payments and other transfers    $ 12,926   $ 55,010   $ 10,931   $ 90,844   $ 45,127   $    182   $ 46,136   $ 81,616
  Surrenders of accumulation units by
    terminations, withdrawals, and
    maintenance fees                            (86)    (2,090)      (227)    (1,658)      (518)       (10)      (833)    (1,758)
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from
policy related transactions                $ 12,840   $ 52,920   $ 10,704   $ 89,186   $ 44,609   $    172   $ 45,303   $ 79,858
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS               $ 12,767   $ 56,806   $ 11,137   $ 98,296   $ 47,287   $    175   $ 48,552   $ 85,639

NET ASSETS, BEGINNING OF PERIOD                  --         --         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                  $ 12,767   $ 56,806   $ 11,137   $ 98,296   $ 47,287   $    175   $ 48,552   $ 85,639
===================================================================================================================================
CHANGE IN UNITS OUTSTANDING:
  Accumulation units beginning of year           --         --         --         --         --         --         --         --
  Purchase payments                          13,182     44,985      10,199     81,580     39,599        175     44,528     76,136
  Policy withdrawals and charges               (391)    (1,971)       (210)    (6,742)      (592)       (10)    (2,704)    (7,475)
-----------------------------------------------------------------------------------------------------------------------------------
Accumulation units end of year               12,791     43,014      9,989     74,838     39,007        165     41,824     68,661
===================================================================================================================================
Accumulation unit value                    $  0.998   $  1.321   $  1.115   $  1.313   $  1.212  $   1.061   $  1.161   $  1.247
===================================================================================================================================


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For The Period September 14, 1998 to December 31, 1998
--------------------------------------------------------------------------------------------------------------
                                                                T. Rowe Price   T. Rowe Price   T. Rowe Price
                                                                    Equity         Mid- Cap     International
                                                                    Income          Growth           Stock
                                                                   Portfolio       Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                  $   181           $    (28)         $     1
   Net realized gain on investments                                    4                 --               --
   Capital gains distributions from mutual funds                   1,174                196                1
   Net unrealized appreciation (depreciation)
     of investments during the year                                  (481)            2,879               17
--------------------------------------------------------------------------------------------------------------
        Increase in net assets
          resulting from operations                              $    878          $  3,047          $    19
--------------------------------------------------------------------------------------------------------------
FROM POLICY RELATED TRANSACTIONS:
   Purchase payments and other transfers                         $ 48,613          $ 16,217          $  1,285
   Surrenders of accumulation units by terminations,
     withdrawals, and maintenance fees                               (456)             (920)              (33)
--------------------------------------------------------------------------------------------------------------
        Increase in net assets resulting from
          policy related transactions                            $ 48,157          $ 15,297          $  1,252
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     $ 49,035          $ 18,344          $  1,271

NET ASSETS, BEGINNING OF PERIOD                                        --                --                --
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                                        $ 49,035          $ 18,344          $  1,271
==============================================================================================================
CHANGE IN UNITS OUTSTANDING:
   Accumulation units beginning of year                                --                --                --
   Purchase payments                                               44,785            13,902             1,206
   Policy withdrawals and charges                                    (420)             (854)              (32)
--------------------------------------------------------------------------------------------------------------
   Accumulation units end of year                                  44,365            13,048             1,174
==============================================================================================================
Accumulation unit value                                          $  1.105          $  1.406          $  1.082
==============================================================================================================

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
-------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  GENERAL ... American National Variable Life Separate Account (Separate Account) was established on July 30,1987 under Texas law as a separate investment account of American National Insurance Company (the Sponsor). The Separate Account began operations on February 20, 1991. The assets of the Separate Account are segregated from the Sponsor's other assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  These financial statements report the results of the subaccounts for the Investrac Advantage Variable Universal Life products which began operations September 14,1998. There are currently twenty subaccounts within the Separate Account. Each of the subaccounts is invested only in a corresponding portfolio of the American National (AN), Fidelity Funds, or T. Rowe Price Funds. The American National Funds were organized and are managed for a fee by Securities Management & Research, Inc. (SM&R) which is a wholly-owned subsidiary of the Sponsor.

  BASIS OF PRESENTATION ... The financial statements of the Separate Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.

  INVESTMENTS ... Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions from mutual funds are recorded and reinvested upon receipt. Dividends received from mutual funds are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

  FEDERAL TAXES ... The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the contract owners are not taxed to the Sponsor. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

  USE OF ESTIMATES ... The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

(2) SECURITY PURCHASES AND SALES

  The aggregate cost of purchases (including reinvestment of dividend distributions) and proceeds from sales of investments in the mutual fund portfolios, for the year ended December 31, 1998 were as follows (in thousands):

                                                PURCHASES           SALES
------------------------------------------------------------------------------
AN Growth Portfolio                             $   123             $   8
AN Money Market Portfolio                           171                14
AN Balanced Portfolio                                41                 2
AN Managed Portfolio                                174                19
Fidelity VIP II Investment Grade Bond                12                 1
Fidelity VIP II Asset Manager                        81                 1
Fidelity VIP Index 500                              492                31
Fidelity VIP Money Market                            66                25
Fidelity VIP Equity Income Fund                     159                10
Fidelity VIP High Income Fund                        13                 1
Fidelity VIP Growth                                  56                 3
Fidelity VIP Overseas                                11                 1
Fidelity VIP II Contra Fund                          98                 9
Fidelity VIP II Asset Manager Growth                 45                 1
Fidelity VIP Balanced                                 1                --
Fidelity VIP Growth & Income                         46                 1
Fidelity VIP Growth Opportunity                      86                 6
T. Rowe Price Equity Income Portfolio                50                 1
T. Rowe Price Mid Cap Growth Portfolio               15                 1
T. Rowe Price International Stock Portfolio           1                --
------------------------------------------------------------------------------
  Totals                                        $ 1,741             $ 135
===============================================================================

(3) POLICY CHARGES AND DEDUCTIONS

  MORTALITY AND EXPENSE RISK CHARGES ... The mortality risk and expense risk charges, at an effective annual rate of up to 1.25%, are applied daily against the net assets representing equity of contract owners held in each subaccount.

  MONTHLY ADMINISTRATIVE CHARGES ... A Monthly deduction charge to the accumulated value will be deducted. The deduction will be equal to (1) a monthly cost of insurance charge for the current policy month plus (2) a charge for the cost of any riders plus (3) a monthly policy charge. The monthly charge varies by age at issue and risk class, with a maximum of $7.50 plus $.31034 per $1,000 of specified amount.

  SURRENDER CHARGE ... A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. No surrender charge will be imposed on death benefits.

  TRANSFER CHARGE ... A $10 transfer charge is imposed after the first twelve transfers in any one policy year for transfers made among the subaccounts.

  PREMIUM CHARGES ... No sales, premiums tax and transaction charges will be deducted from each premium before allocating any amount to a subaccount or the fixed account.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Stockholders and Board of Directors,
American National Insurance Company

        We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements (pages 64 through 84) are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP
Houston, Texas
February 22,1999


AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND OTHER REVENUE
  Life and annuity premiums                                                                             $ 340,286     $ 348,973
  Accident and health premiums                                                                            393,602       378,621
  Property and casualty premiums                                                                          354,820       312,987
  Other policy revenue                                                                                    105,041        99,930
  Net investment income                                                                                   475,242       472,895
  Gain from sale of investments                                                                            49,768       103,320
  Other income                                                                                             25,906        23,178
-----------------------------------------------------------------------------------------------------------------------------------
     Total revenue                                                                                      1,744,665     1,739,904
-----------------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
   Death and other benefits:
     Life and annuity                                                                                     259,010       246,855
     Accident and health                                                                                  289,553       280,376
     Property and casualty                                                                                280,036       233,887
   Increase/(decrease) in liability for future policy benefits:
     Life and annuity                                                                                     162,049       185,827
     Accident and health                                                                                     (262)       (4,862)
   Commissions for acquiring and servicing policies                                                       247,015       239,633
   Other operating costs and expenses                                                                     199,294       176,988
   Decrease/(increase) in deferred policy acquisition costs, net of amortization                            9,795       (12,267)
   Taxes, licenses and fees                                                                                32,334        29,778
-----------------------------------------------------------------------------------------------------------------------------------
     Total benefits and expenses                                                                        1,478,824     1,376,215
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF
 UNCONSOLIDATED AFFILIATES AND FEDERAL INCOME TAXES                                                       265,841       363,689

EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES                                                             8,048         9,333
-----------------------------------------------------------------------------------------------------------------------------------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES                                                          273,889       373,022

PROVISION (BENEFIT) FOR FEDERAL INCOME TAXES
   Current                                                                                                 77,707       134,271
   Deferred                                                                                                (1,216)       (9,606)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                                              $ 197,398     $ 248,357
===================================================================================================================================
NET INCOME PER COMMON SHARE - BASIC & DILUTED                                                           $    7.45     $    9.38
===================================================================================================================================

See accompanying notes to consolidated financial statements.


AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1998            1997
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, other than investments in unconsolidated affiliates
   Debt securities:
     Bonds held-to-maturity, at amortized cost                                                         $ 3,565,974     $ 3,605,927
     Bonds available-for-sale, at market                                                                   720,818         600,380
   Marketable equity securities, at market:
     Preferred stocks                                                                                       41,664          40,744
     Common stocks                                                                                       1,051,926         882,864
   Mortgage loans on real estate                                                                         1,025,683       1,103,333
   Policy loans                                                                                            296,109         300,574
   Investment real estate, net of accumulated depreciation of $109,415 and $100,298                        238,714         258,210
   Short-term investments                                                                                   90,368         126,786
   Other invested assets                                                                                   112,207          63,081
-----------------------------------------------------------------------------------------------------------------------------------
        Total investments                                                                                7,143,463       6,981,899
   Cash                                                                                                     22,228           5,497
   Investments in unconsolidated affiliates                                                                120,098         100,888
   Accrued investment income                                                                               104,405         102,361
   Reinsurance ceded receivables                                                                            65,667          49,499
   Prepaid reinsurance premiums                                                                            171,116         141,270
   Premiums due and other receivables                                                                       91,518          84,275
   Deferred policy acquisition costs                                                                       731,703         748,341
   Property and equipment                                                                                   40,860          32,142
   Other assets                                                                                             94,302          58,577
   Separate account assets                                                                                 230,292         179,027
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL ASSETS                                                                                   $ 8,815,652     $ 8,483,776
===================================================================================================================================
LIABILITIES
   Policyholder funds
     Future policy benefits:
       Life and annuity                                                                                $ 2,029,396     $ 1,993,723
       Accident and health                                                                                  60,113          60,589
     Policy account balances                                                                             2,324,310       2,422,828
     Policy and contract claims                                                                            359,953         326,985
     Other policyholder funds                                                                              510,130         457,952
-----------------------------------------------------------------------------------------------------------------------------------
        Total policyholder liabilities                                                                   5,283,902       5,262,077
   Current federal income taxes                                                                            (20,515)         14,340
   Deferred federal income taxes                                                                           259,243         215,606
   Other liabilities                                                                                       148,118         107,309
   Separate account liabilities                                                                            230,292         179,027
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                                                5,901,040       5,778,359
-----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
   Capital stock                                                                                            30,832          30,832
   Additional paid-in capital                                                                                  211             211
   Accumulated other comprehensive income                                                                  299,176         215,883
   Retained earnings                                                                                     2,687,120       2,561,218
   Treasury stock, at cost                                                                                (102,727)       (102,727)
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                                                       2,914,612       2,705,417
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                     $ 8,815,652     $ 8,483,776
===================================================================================================================================

See accompanying notes to consolidated financial statements.



AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   ACCUMULATED
                                                                      ADDITIONAL       OTHER
                                                              CAPITAL   PAID-IN   COMPREHENSIVE  RETAINED    TREASURY
                                                              STOCK     CAPITAL       INCOME      EARNINGS      STOCK      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1996                                     $ 30,832   $    211   $  163,352  $ 2,382,238 $ (102,727) $ 2,473,906
  Comprehensive income (net of taxes):
    Net income                                                                                      248,357                 248,357
    Unrealized gains on marketable securities                                           52,531                               52,531
------------------------------------------------------------------------------------------------------------------------------------
        Comprehensive income                                                                                                300,888

  Dividends to stockholders
     ($2.62 per share)                                                                              (69,377)                (69,377)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1997                                     $ 30,832   $    211   $  215,883  $ 2,561,218 $ (102,727) $ 2,705,417
  Comprehensive income (net of taxes):
   Net income                                                                                       197,398                 197,398
   Unrealized gains on marketable securities                                            83,293                               83,293
------------------------------------------------------------------------------------------------------------------------------------
        Comprehensive income                                                                                                280,691

  Dividends to stockholders
    ($2.70 per share)                                                                               (71,496)                (71,496)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1998                                     $ 30,832   $    211   $  299,176  $ 2,687,120 $ (102,727) $ 2,914,612
====================================================================================================================================

See accompanying notes to consolidated financial statements.


AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1998             1997
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
   Net income                                                                                        $ 197,398        $ 248,357
   Adjustments to reconcile net income to net cash provided by operating activities:
     Increase in liabilities for policyholders' funds                                                  121,016          145,663
     Charges to policy account balances                                                               (104,059)         (99,625)
     Interest credited to policy account balances                                                      126,914          135,478
     Deferral of policy acquisition costs                                                             (140,707)        (151,891)
     Amortization of deferred policy acquisition costs                                                 149,116          138,710
     Deferred federal income tax benefit                                                                (1,216)          (9,606)
     Depreciation                                                                                       19,073           20,454
     Accrual and amortization of discounts                                                             (69,760)         (34,416)
     Gain from sale of investments                                                                     (49,768)        (103,320)
     Equity in earnings of unconsolidated affiliates                                                    (8,048)           (9,333)
     Increase in premiums receivable                                                                    (7,243)          (15,023)
     Increase in accrued investment income                                                              (2,044)           (4,478)
     Capitalization of interest on policy and mortgage loans                                           (16,750)          (14,475)
     Other changes, net                                                                                (52,366)          (26,937)
-----------------------------------------------------------------------------------------------------------------------------------
        Net cash provided by operating activities                                                      161,556           219,558
-----------------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
   Proceeds from sale or maturity of investments:
     Bonds                                                                                             316,067           196,807
     Stocks                                                                                            247,951           331,679
     Real estate                                                                                        33,186            89,448
     Other invested assets                                                                                 171             5,706
   Principal payments received on:
     Mortgage loans                                                                                    154,333           168,603
     Policy loans                                                                                       40,069            40,207
   Purchases of investments:
     Bonds                                                                                            (373,401)         (424,721)
     Stocks                                                                                           (237,868)         (279,690)
     Real estate                                                                                        (7,462)           (1,537)
     Mortgage loans                                                                                    (35,420)         (151,471)
     Policy loans                                                                                      (21,988)          (23,023)
     Other invested assets                                                                             (79,081)          (15,250)
   Decrease (increase) in short-term investments, net                                                   36,418          (121,262)
   Decrease in investment in unconsolidated affiliates, net                                            (19,210)           (4,281)
   Increase in property and equipment, net                                                              (5,721)           (3,173)
-----------------------------------------------------------------------------------------------------------------------------------
        Net cash provided by (used in) investing activities                                             48,044          (191,958)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
   Policyholders' deposits to policy account balances                                                  288,984           391,607
   Policyholders' withdrawals from policy account balances                                            (410,357)         (357,878)
   Dividends to stockholders                                                                           (71,496)          (69,377)
-----------------------------------------------------------------------------------------------------------------------------------
        Net cash used in financing activities                                                         (192,869)          (35,648)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                         16,731            (8,048)
   Cash:
      Beginning of the year                                                                              5,497            13,545
-----------------------------------------------------------------------------------------------------------------------------------
      End of the year                                                                                $  22,228        $   5,497
===================================================================================================================================

See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(1) NATURE OF OPERATIONS

        American National Insurance Company (American National) is a multiple line insurance company offering a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through subsidiaries, American National also offers mutual funds and real estate management services. The majority (99%) of revenues is generated by the insurance business. With the exception of New York, business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit and independent third party marketing organizations.

        American National's insurance subsidiaries are American National Life Insurance Company of Texas (ANTEX), Garden State Life Insurance Company, Standard Life and Accident Insurance Company, American National Property and Casualty Company (ANPAC), American National General Insurance Company (ANGIC) and American National Lloyds Insurance Company (ANPAC Lloyds). The major noninsurance subsidiaries are Securities Management and Research, Inc.; Comprehensive Investment Services, Inc.; Alternative Benefit Management, Inc.; ANTAC, Inc.; and ANREM Corporation. As part of its investment portfolio, American National also owns interests in unconsolidated affiliates, primarily several real estate joint ventures and partnerships.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

        PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION--The consolidated financial statements include the accounts of American National Insurance Company and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

        The consolidated financial statements have been prepared on the basis of generally accepted accounting principles which, for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 14.)

        Certain reclassifications have been made to the 1997 financial information to conform to the 1998 presentation.

        USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

ACCOUNTING PRONOUNCEMENTS

        EARNINGS PER SHARE--As of December 31, 1997, American National adopted FAS No. 128, "Earnings per Share." This statement establishes standards for computing and presenting earnings per share. As American National has a simple capital structure, the adoption of this new standard did not have any effect on the calculation of earnings per share.

        REPORTING COMPREHENSIVE INCOME--Effective January 1, 1998, American National adopted FAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for presenting comprehensive income and its components prominently in the financial statements. American National has elected to display comprehensive income as part of the consolidated statements of changes in stockholders' equity. Additional information regarding the components of comprehensive income is reported in Note 11.

        DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION-- Effective January 1, 1998, American National adopted FAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement establishes standards for presenting information about operating segments in financial statements. The statement requires disclosure of information on operating segments that are evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The adoption of this new standard required the restatement of prior period segment disclosures to conform with the new format, but had no effect on American National's financial position or results from operations. The segment disclosures are presented in Note 13.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        PENSION AND OTHER POSTRETIREMENT BENEFIT DISCLOSURES--As of December 31, 1998, American National adopted FAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits." This statement establishes revised standards for disclosures about pensions and other postretirement benefit plans. The adoption of this new standard required the restatement of prior period disclosures to conform with the new requirements, but had no effect on American National's financial position or results from operations. The retirement benefits disclosures are presented in Note 15.

        ACCOUNTING FOR DERIVATIVE INSTRUMENTS--FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," is effective for all quarters beginning after June 15, 1999. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

        American National will adopt FAS No. 133 on July 1, 1999. Management believes that the adoption of FAS No. 133 will not have a significant effect on American National's financial position or results from operations.

INVESTMENTS

        DEBT SECURITIES--Bonds that are intended to be held-to-maturity are carried at amortized cost. American National has the ability and intent to hold these securities until maturity.

        Bonds held as available-for-sale are carried at market.

        PREFERRED STOCKS--All preferred stocks are classified as available-for-sale, and are carried at market.

        COMMON STOCKS--All common stocks are classified as available-for-sale, and are carried at market.

        UNREALIZED GAINS--For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market value), net of applicable federal income taxes, are reflected in stockholders' equity as a component of accumulated other comprehensive income.

        MORTGAGE LOANS--Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.

        The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are loans where, based on current information and events, it is probable that American National will be unable to collect all amounts due according to the contractual terms of the loan agreement.

        POLICY LOANS--Policy loans are carried at cost.

        INVESTMENT REAL ESTATE--Investment real estate is carried at cost, less allowance for depreciation and valuation impairments. Depreciation is provided over the estimated useful lives of the properties (15 to 50 years), using straight-line and accelerated methods.

        American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.

        SHORT-TERM INVESTMENTS--Short-term investments (primarily commercial paper) are carried at amortized cost.

        OTHER INVESTED ASSETS--Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.

        INVESTMENT VALUATION ALLOWANCES AND IMPAIRMENTS--Investment valuation allowances are established for impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of invested asset. The increase in the valuation allowances is reflected in current period income as a realized loss.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

        CASH AND CASH EQUIVALENTS--American National considers cash on hand and in banks as cash for purposes of the consolidated statements of cash flows.

        INVESTMENTS IN UNCONSOLIDATED AFFILIATES--These assets are primarily investments in real estate joint ventures, and are accounted for under the equity method of accounting.

        PROPERTY AND EQUIPMENT--These assets consist of buildings occupied by the companies, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods over the estimated useful lives of the assets (three to 50 years).

INSURANCE SPECIFIC ASSETS AND LIABILITIES

        DEFERRED POLICY ACQUISITION COSTS--Certain costs of acquiring new insurance business have been deferred. For life, annuity, and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.

        The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

        Costs deferred on universal life, limited pay and investment-type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to net unrealized gains (losses) in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

        Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

        FUTURE POLICY BENEFITS--For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from the assumed, the estimates are revised for current and future issues.

        Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges. In the near term, it is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

RECOGNITION OF PREMIUM REVENUE AND POLICY BENEFITS

        TRADITIONAL ORDINARY LIFE AND HEALTH--Life and accident and health premium is recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

        ANNUITIES--Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the premiums received plus accumulated interest less applicable accumulated administrative fees. It is possible that a

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

change in interest rates could have a significant impact on the values calculated for these contracts.

        UNIVERSAL LIFE AND SINGLE PREMIUM WHOLE LIFE--Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid, and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

        PROPERTY AND CASUALTY--Property and casualty premiums are recognized proportionately as revenue over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims, and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 1998. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.

        PARTICIPATING INSURANCE POLICIES--The allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums. Participating business comprised approximately 2.7% of the life insurance in force at December 31, 1998 and 5.1% of life premiums in 1998.

        FEDERAL INCOME TAXES--American National and all but one of its subsidiaries will file a consolidated life/non-life federal income tax return for 1998. Alternative Benefit Management, Inc files a separate return. In 1997, Garden State Life Insurance Company filed a separate return.

        Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

        SEPARATE ACCOUNT ASSETS AND LIABILITIES--The separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. The investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. The assets of each separate account are legally segregated, and are not subject to claims that arise out of any other business of American National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts, are excluded from revenues, and related liability increases are excluded from benefits and expenses in this report.

        NET INCOME PER COMMON SHARE--Net income per common share is based on the weighted average number of shares outstanding (26,479,165 shares for 1998 and 1997).

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS

        The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

                                                                                      GROSS           GROSS           ESTIMATED
                                                                    AMORTIZED       UNREALIZED      UNREALIZED         MARKET
                                                                       COST           GAINS           LOSSES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
Debt securities
  Bonds held-to-maturity:
    U. S. government and agencies                                   $ 166,206       $ 5,503         $     --          $ 171,709
    States and political subdivisions                                  39,427           692              (24)            40,095
    Foreign governments                                               106,924         9,436               --            116,360
    Public utilities                                                1,210,677        73,784             (135)         1,284,326
    All other corporate bonds                                       1,914,950       132,731             (491)         2,047,190
    Mortgage-backed securities                                        127,790         8,344               (1)           136,133
------------------------------------------------------------------------------------------------------------------------------------
      Total bonds held-to-maturity                                  3,565,974       230,490             (651)         3,795,813
------------------------------------------------------------------------------------------------------------------------------------
  Bonds available-for-sale:
    U. S. government and agencies                                      71,579         1,368               --             72,947
    Foreign governments                                                42,780         4,758               --             47,538
    Public utilities                                                  230,534        16,738               --            247,272
    All other corporate bonds                                         328,132        25,310             (381)           353,061
------------------------------------------------------------------------------------------------------------------------------------
      Total bonds available-for-sale                                  673,025        48,174             (381)           720,818
------------------------------------------------------------------------------------------------------------------------------------
        Total debt securities                                       4,238,999       278,664           (1,032)         4,516,631
------------------------------------------------------------------------------------------------------------------------------------
Marketable equity securities:
  Preferred stock                                                      39,264         2,427              (27)            41,664
  Common stock                                                        619,197       473,099          (40,370)         1,051,926
------------------------------------------------------------------------------------------------------------------------------------
      Total marketable equity securities                              658,461       475,526          (40,397)         1,093,590
------------------------------------------------------------------------------------------------------------------------------------
        Total investments in securities                           $ 4,897,460     $ 754,190        $ (41,429)       $ 5,610,221
====================================================================================================================================

DECEMBER 31, 1997
Debt securities
  Bonds held-to-maturity:
    U. S. government and agencies                                 $   180,156     $   5,662        $    (220)       $   185,598
    States and political subdivisions                                  11,367           261              (15)            11,613
    Foreign governments                                               121,643         7,147               --            128,790
    Public utilities                                                1,198,814        39,353           (2,374)         1,235,793
    All other corporate bonds                                       1,885,700        85,963           (1,925)         1,969,738
    Mortgage-backed securities                                        208,247        12,809               (2)           221,054
------------------------------------------------------------------------------------------------------------------------------------
      Total bonds held-to-maturity                                  3,605,927       151,195           (4,536)         3,752,586
------------------------------------------------------------------------------------------------------------------------------------
  Bonds available-for-sale:
    U. S. government and agencies                                      49,990         1,348               --             51,338
    Foreign governments                                                47,141         4,328               --             51,469
    Public utilities                                                  185,078        12,330               --            197,408
    All other corporate bonds                                         280,860        19,311               (6)           300,165
------------------------------------------------------------------------------------------------------------------------------------
      Total bonds available-for-sale                                  563,069        37,317               (6)           600,380
------------------------------------------------------------------------------------------------------------------------------------
        Total debt securities                                       4,168,996       188,512           (4,542)         4,352,966
------------------------------------------------------------------------------------------------------------------------------------
Marketable equity securities:
  Preferred stock                                                      39,313         1,510              (79)            40,744
  Common stock                                                        575,058       331,280          (23,474)           882,864
------------------------------------------------------------------------------------------------------------------------------------
      Total marketable equity securities                              614,371       332,790          (23,553)           923,608
------------------------------------------------------------------------------------------------------------------------------------
        Total investments in securities                           $ 4,783,367     $ 521,302        $ (28,095)       $ 5,276,574
====================================================================================================================================


AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        DEBT SECURITIES--The amortized cost and estimated market value, by contractual maturity of debt securities at December 31, 1998, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           BONDS-HELD-         BONDS-AVAILABLE-
                                           TO-MATURITY            FOR-SALE
--------------------------------------------------------------------------------
                                                 ESTIMATED             ESTIMATED
                                      AMORTIZED    MARKET    AMORTIZED  MARKET
                                        COST       VALUE        COST     VALUE
--------------------------------------------------------------------------------
Due in one year or less             $   20,555   $  20,665   $     --  $     --
Due after one year through
 five years                            781,869     823,428    198,820   212,534
Due after five years through
 ten years                           2,600,777   2,780,095    448,940   481,640
Due after ten years                     34,984      35,494     25,265    26,644
--------------------------------------------------------------------------------
                                     3,438,185   3,659,682    673,025   720,818

Without single maturity date           127,789     136,131         --        --
--------------------------------------------------------------------------------
                                   $ 3,565,974  $3,795,813   $673,025  $720,818
================================================================================

        Proceeds from sales of investments in securities classified as available -for-sale (bonds and stocks) were $317,556,000 for 1998. Gross gains of $71,935,000 and gross losses of $36,975,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $40,454,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's credit-worthiness. The net gain from the sale of these bonds was $1,073,000.

        Bonds were called by the issuers during 1998, which resulted in proceeds of $89,205,000 from the disposal. Gross gains of $747,000 were realized on those disposals.

        Proceeds from sales of investments in securities classified as available -for-sale (bonds and stocks) were $331,679,000 for 1997. Gross gains of $118,985,000 and gross losses of $12,301,000 were realized on those sales. Bonds were called by the issuers during 1997, which resulted in proceeds from the disposal of $11,442,000. Gross gains of $531,000 were realized on those disposals.

        All gains and losses were determined using specific identification of the securities sold.

        UNREALIZED GAINS ON SECURITIES--Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholders' equity section of the consolidated statements of financial position, are net of deferred tax liabilities of $160,912,000 and $116,062,000 for 1998 and 1997, respectively.

        The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                                       1998           1997
--------------------------------------------------------------------------------
Bonds available-for-sale                             $ 10,482       $ 13,391
Preferred stocks                                          969            352
Common stocks                                         124,923         71,152
Amortization of deferred policy acquisition costs      (8,229)        (3,863)
--------------------------------------------------------------------------------
                                                      128,145         81,032

Provision for federal income taxes                    (44,852)       (28,501)
--------------------------------------------------------------------------------
                                                     $ 83,293       $ 52,531
================================================================================

        MORTGAGE LOANS--In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 1998, mortgage loans have both fixed rates from 5.75% to 12.5% and variable rates from 6.25% to 10.25%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 3 to 31 years.

        American National has investments in first lien mortgage loans on real estate with carried values of $1,025,683,000 and $1,103,333,000 at December 31, 1998 and 1997, respectively. Problem loans, on which impairment allowances were established, totaled $2,995,000 and $6,493,900 at December 31, 1998 and 1997, respectively.

        POLICY LOANS--Policy loans have interest rates ranging from 2.75% to 8%. Approximately 99% of the policy loan portfolio carried interest rates of 5% to 8% at December 31, 1998.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        INVESTMENT INCOME AND REALIZED GAINS (LOSSES)--Investment income and realized gains (losses) from disposals of investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):

                                   INVESTMENT            GAINS (LOSSES) FROM
                                     INCOME            DISPOSALS OF INVESTMENTS
--------------------------------------------------------------------------------
                                 1998        1997          1998         1997
--------------------------------------------------------------------------------
Bonds                           $317,481   $303,426      $ 2,614      $    530
Preferred stocks                   2,584      3,173            1            21
Common stocks                     16,774     18,977       33,092       106,662
Mortgage loans                    97,871    109,165        1,248        (1,277)
Real estate                       80,138     84,344        1,338        (5,977)
Other invested assets             29,123     26,872         (564)          (83)
Investment in unconsolidated
 affiliates                           --         --           29           (79)
--------------------------------------------------------------------------------
                                 543,971    545,957       37,758        99,797
Investment expenses              (68,729)   (73,062)          --            --
Decrease in valuation
 allowances                           --         --       12,010         3,523
--------------------------------------------------------------------------------
                                $475,242   $472,895      $49,768      $103,320
================================================================================

(4) CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS

        American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well-diversified investment portfolio.

BONDS:

        American National's bond portfolio is of high investment quality and is well diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:

                                                              1998      1997
--------------------------------------------------------------------------------
        AAA                                                     9%        8%
        AA                                                     14%       13%
        A                                                      55%       56%
        BBB & below                                            22%       23%
--------------------------------------------------------------------------------
                                                              100%      100%
================================================================================

COMMON STOCK:

        American National's stock portfolio by market sector distribution at December 31 is summarized as follows:

                                                              1998      1997
--------------------------------------------------------------------------------
        Basic materials                                         4%        8%
        Capital goods                                           7%       10%
        Consumer goods                                         18%       18%
        Energy                                                  5%        7%
        Finance                                                11%        9%
        Technology                                             16%       12%
        Health care                                            24%       21%
        Miscellaneous                                          15%       15%
--------------------------------------------------------------------------------
                                                              100%      100%
================================================================================

MORTGAGE LOANS AND INVESTMENT REAL ESTATE:

        American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

        Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

                                                               INVESTMENT
                                              MORTGAGE            REAL
                                               LOANS             ESTATE
--------------------------------------------------------------------------------
                                          1998       1997     1998     1997
--------------------------------------------------------------------------------
        Office buildings                   21%        21%      19%      19%
        Shopping centers                   56%        56%      40%      40%
        Commercial                          3%         3%      14%      15%
        Apartments                          1%         2%       3%       3%
        Hotels/motels                       3%         3%      16%      16%
        Industrial                         13%        12%       4%       4%
        Other                               3%         3%       4%       3%
--------------------------------------------------------------------------------
                                          100%       100%     100%     100%
================================================================================

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        American National has a well-diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:

                                                                  INVESTMENT
                                                 MORTGAGE            REAL
                                                  LOANS             ESTATE
--------------------------------------------------------------------------------
                                             1998      1997     1998     1997
--------------------------------------------------------------------------------
        Texas                                 18%       18%      41%      45%
        South Central, except Texas            2%        2%       1%       1%
        California                            11%       11%       8%       7%
        Western, except California             7%        6%       4%       4%
        Southeastern                           9%       10%      22%      22%
        North Central U.S.                     8%       10%      15%      14%
        North Eastern U.S.                    45%       43%       9%       7%
--------------------------------------------------------------------------------
                                             100%      100%     100%     100%
================================================================================

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

        Estimated market values of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange, or the amounts that may ultimately be realized. The use of different market assumptions or estimating methodologies may have a material effect on the estimated market values.

DEBT SECURITIES:

        The estimated market values for bonds represent quoted market values from published sources or bid prices obtained from securities dealers.

MARKETABLE EQUITY SECURITIES:

        Market values for preferred and common stocks represent quoted market prices obtained from independent pricing services.

MORTGAGE LOANS:

        The market value for mortgage loans is estimated using discounted cash flow analyses based on interest rates currently being offered for comparable loans. Loans with similar characteristics are aggregated for purposes of the analyses.

POLICY LOANS:

        The carrying amounts for policy loans approximates their market value.

SHORT-TERM INVESTMENTS:

        The carrying amounts for short-term investments approximates their market value.

INVESTMENT CONTRACTS:

        The market value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies' current interest rates on new products. The carrying value for these contracts approximates their market value.

INVESTMENT COMMITMENTS:

        American National's investment commitments are all short-term in duration, and the market value was not significant at December 31, 1998 or 1997.

VALUES:

        The carrying amounts and estimated market values of financial instruments at December 31 are as follows (in thousands):

                                         1998                   1997
--------------------------------------------------------------------------------
                                              ESTIMATED               ESTIMATED
                                   CARRYING     MARKET    CARRYING     MARKET
                                    AMOUNT      VALUE      AMOUNT      VALUE
--------------------------------------------------------------------------------
Financial assets:
  Bonds:
    Held-to-maturity             $3,565,974  $3,795,813  $3,605,927  $3,752,586
    Available-for-sale              720,818     720,818     600,380     600,380
  Preferred stock                    41,664      41,664      40,744      40,744
  Common stock                    1,051,926   1,051,926     882,864     882,864
  Mortgage loans on real estate   1,025,683   1,158,033   1,103,333   1,229,078
  Policy loans                      296,109     296,109     300,574     300,574
  Short-term investments             90,368      90,368     126,786     126,786

Financial liabilities:
  Investment contracts            1,736,223   1,736,223   1,867,233   1,867,233
--------------------------------------------------------------------------------

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(6) DEFERRED POLICY ACQUISITION COSTS

        Deferred policy acquisition costs and premiums for the years ended December 31, 1998 and 1997, are summarized as follows (in thousands):

                                  LIFE      ACCIDENT   PROPERTY &
                               & ANNUITY    & HEALTH    CASUALTY       TOTAL
--------------------------------------------------------------------------------
Balance at
December 31, 1996               $624,012    $107,192    $  7,819    $  739,023
--------------------------------------------------------------------------------
Additions                        105,268      21,373      24,336       150,977
Amortization                     (92,830)    (23,553)    (22,327)     (138,710)
Effect of change in
 unrealized gains on
 available-for-sale
 securities                       (3,863)                               (3,863)
-------------------------------------------------------------------------------
Net change                         8,575      (2,180)      2,009         8,404
Acquisitions                         752         162          --           914
-------------------------------------------------------------------------------
Balance at December 31, 1997     633,339     105,174       9,828       748,341
-------------------------------------------------------------------------------
Additions                         87,660      25,897      25,764       139,321
Amortization                     (98,017)    (26,940)    (24,159)     (149,116)
Effect of change in
 unrealized gains on
 available-for-sale
 securities                       (8,229)                               (8,229)
-------------------------------------------------------------------------------
Net change                       (18,586)     (1,043)      1,605       (18,024)
Acquisitions                         782         604          --         1,386
-------------------------------------------------------------------------------
Balance at December 31, 1998    $615,535    $104,735    $ 11,433    $  731,703
================================================================================
1998 premiums                   $340,286    $393,602    $354,820    $1,088,708
================================================================================
1997 premiums                   $348,973    $378,621    $312,987    $1,040,581
================================================================================

        Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

        Acquisitions relate to the acquisition of various insurance portfolios under assumption reinsurance agreements.

(7) FUTURE POLICY BENEFITS

LIFE INSURANCE:

        Interest assumptions used in the calculation of future policy benefits for life policies are as follows:

                                                                   PERCENTAGE OF
                                                                   FUTURE POLICY
POLICY ISSUE                            INTEREST                        BENEFITS
YEAR                                      RATE                         SO VALUED
--------------------------------------------------------------------------------
ORDINARY--
1996-1998       7.5% for years 1 through 5, graded to 5.5% at the
                end of year 25, and level thereafter                      2%
1981-1995       8% for years 1 through 5, graded to 6% at the end
                of year 25, and level thereafter                         20%
1976-1981       7% for years 1 through 5, graded to 5% at the end
                of year 25, and level thereafter                         22%
1972-1975       6% for years 1 through 5, graded to 4% at the end
                of year 25, and level thereafter                          9%
1969-1971       6% for years 1 through 5, graded to 3.5% at the
                end of year 30, and level thereafter                      7%
1962-1968       4.5% for years 1 through 5, graded to 3.5% at the
                end of year 15, and level thereafter                     13%
1948-1961       4% for years 1 through 5,graded to 3.5% at the
                end of year 10, and level thereafter                     13%
1947 and prior  Statutory rates of 3% or 3.5%                             2%

INDUSTRIAL--
1948-1967       4% for years 1 through 5, graded to 3.5% at the end
                of year 10, and level thereafter                          6%
1947 and prior  Statutory rates of 3%                                     6%
--------------------------------------------------------------------------------
                                                                        100%
================================================================================

        Future policy benefits for universal life are calculated from the current account value.

        Future policy benefits for other policies have been calculated using level interest rates principally as follows: annuities at 6% and group at 4%.

        Mortality and withdrawal assumptions are based on American National's experience.

HEALTH INSURANCE:

        Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%.

        Morbidity and termination assumptions are based on American National's experience.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(8) LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

        Activity in the liability for accident and health, and property and casualty unpaid claims and claim adjustment expenses is summarized as follows (in thousands):


                                                        1998        1997
--------------------------------------------------------------------------------
Balance at January 1                                  $249,639    $222,996
  Less reinsurance recoverables                          2,567       2,439
--------------------------------------------------------------------------------
Net balance at January 1                               247,072     220,557
--------------------------------------------------------------------------------
Incurred related to:
  Current year                                         598,681     515,202
  Prior years                                           (6,592)     (1,098)
--------------------------------------------------------------------------------
Total incurred                                         592,089     514,104
--------------------------------------------------------------------------------
Paid related to:
  Current year                                         411,352     343,333
  Prior years                                          158,879     144,256
--------------------------------------------------------------------------------
Total paid                                             570,231     487,589
--------------------------------------------------------------------------------
Net balance at December 31                             268,930     247,072
  Plus reinsurance recoverables                             11       2,567
--------------------------------------------------------------------------------
Balance at December 31                                $268,941    $249,639
================================================================================

        The balances at December 31 are included in policy and contract claims on the consolidated statement of financial position.

(9) REINSURANCE

        As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $1,875,000.

        The companies remain contingently liable with respect to any reinsurance ceded, and would become actually liable if the assuming companies were unable to meet their obligations under any reinsurance treaties.

        American National evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 1998, amounts recoverable from reinsurers, with a carrying value of $93,551,000, were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos. American National holds collateral related to these credit reinsurers totaling $71,554,000. This collateral is in the form of custodial accounts controlled by American National, which can be drawn on for amounts that remain unpaid for more than 120 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

        Premiums, premium reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

                                                        1998          1997
--------------------------------------------------------------------------------
Direct premiums                                     $ 1,201,189   $ 1,134,615
Reinsurance premiums assumed from other companies        42,403        25,146
Reinsurance premiums ceded to other companies          (154,884)     (119,180)
--------------------------------------------------------------------------------
Net premiums                                        $ 1,088,708   $ 1,040,581
================================================================================
Reinsurance recoveries                              $    88,240   $    56,535
================================================================================

        Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):

                                                        1998          1997
--------------------------------------------------------------------------------
Direct life insurance in force                      $44,134,974   $43,143,187
Reinsurance risks assumed from other companies          713,200       662,171
--------------------------------------------------------------------------------
Total life insurance in force                        44,848,174    43,805,358
Reinsurance risks ceded to other companies           (7,965,042)   (6,985,956)
--------------------------------------------------------------------------------
Net life insurance in force                         $36,883,132   $36,819,402
================================================================================

(10) FEDERAL INCOME TAXES

        The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):

                                               1998                  1997
--------------------------------------------------------------------------------
                                         AMOUNT     RATE      AMOUNT      RATE
--------------------------------------------------------------------------------
Income tax on pre-tax income            $95,861     35.00 %    $130,558  35.00 %
Tax-exempt investment income               (971)    (0.35)%        (383) (0.10)%
Dividend exclusion                       (5,044)    (1.84)%      (3,046) (0.82)%
Exempted losses on sale of assets        (9,856)    (3.60)%          --     -- %
Miscellaneous tax credits, net           (1,467)    (0.54)%      (1,238) (0.33)%
Other items, net                         (2,032)    (0.74)%      (1,226) (0.33)%
--------------------------------------------------------------------------------
                                        $76,491     27.93 %    $124,665  33.42 %
================================================================================

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1998 and December 31, 1997 are as follows (in thousands):

                                                        1998        1997
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Investment in bonds, real estate and other invested
 assets, principally due to investment valuation
 allowances                                           $  10,656   $  11,858
Policyowner funds, principally due to policy
 reserve discount                                        78,279      81,935
Policyowner funds, principally due to unearned
 premium reserve                                         10,020       9,527
Other assets                                              2,649       6,701
--------------------------------------------------------------------------------
Total gross deferred tax assets                       $ 101,604   $ 110,021
Less valuation allowance                                 (3,000)     (3,000)
--------------------------------------------------------------------------------
Net deferred tax assets                               $  98,604   $ 107,021
--------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:
Marketable equity securities, principally due to
 net unrealized gains on stock                        $(151,396)  $(107,767)
Investment in bonds, principally due to accrual
 of discount on bonds                                   (17,390)    (16,312)
Deferred policy acquisition costs, due to
 difference between GAAP and tax                       (177,057)   (185,903)
Property, plant and equipment, principally due to
 difference between GAAP and tax depreciation methods   (12,004)    (12,563)
Other liabilities                                            --         (82)
--------------------------------------------------------------------------------
Net deferred tax liabilities                          $(357,847)  $(322,627)
--------------------------------------------------------------------------------
Total deferred tax                                    $(259,243)  $(215,606)
================================================================================

        Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 1997 and December 31, 1998, and the cumulative balance was approximately $63,000,000 at both dates.

        Federal income taxes totaling approximately $111,465,000 and $136,212,000 were paid to the Internal Revenue Service in 1998 and 1997, respectively. The statute of limitations for examination by the Internal Revenue Service of federal income tax returns through 1994 for American National and its subsidiaries has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1995. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.

(11) COMPONENTS OF COMPREHENSIVE INCOME

        The only item included in comprehensive income, other than net income, is unrealized gains. The details on the unrealized gains included in comprehensive income, and the related tax effects thereon are as follows:

                                                             FEDERAL
                                                             INCOME     NET OF
                                                   BEFORE      TAX      FEDERAL
                                                   FEDERAL   EXPENSE    INCOME
                                                     TAX    (BENEFIT)    TAX
--------------------------------------------------------------------------------
DECEMBER 31, 1998
Unrealized gains                                   163,103    57,086    106,017
Less: reclassification adjustment for gains
 realized in net income                            (34,960)  (12,236)   (22,724)
--------------------------------------------------------------------------------
Net unrealized gains component of comprehensive
 income                                            128,143    44,850     83,293

DECEMBER 31, 1997
Unrealized gains                                   187,501    65,625    121,876
Less: reclassification adjustment for gains
 realized in net income                           (106,684)  (37,339)   (69,345)
--------------------------------------------------------------------------------
Net unrealized gains component of comprehensive
 income                                             80,817    28,286     52,531
================================================================================

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(12) STOCKHOLDERS' EQUITY

        American National has only one class of common stock, no preferred stock and no options which could be converted into common or preferred stock. At December 31, 1998 and 1997, American National had 50,000,000 authorized shares of $1.00 par value common stock. At December 31, 1998 and 1997, issued shares were 30,832,449; treasury shares were 4,353,284; and outstanding shares were 26,479,165.

        American National's payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and limit the payment of dividends to statutory net gain from operations on an annual, noncumulative basis in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.

        Generally, the same restrictions apply to American National's insurance subsidiaries regarding amounts that can transfer in the form of dividends, loans, or advances to the parent company.

        At December 31, 1998, approximately $571,986,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

(13) SEGMENT INFORMATION

        American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business around its marketing distribution channels. Separate management of each segment is required because each business unit is subject to different marketing strategies. There are eight operating segments based on the company's marketing distribution channels.

        The operating segments are as follows:

        MULTIPLE LINE MARKETING -- This segment derives its revenues from the sale of individual life, annuity, accident and health, and property and casualty products marketed through American National Insurance Company, ANTEX, ANPAC, ANGIC, and ANPAC Lloyds.

        HOME SERVICE DIVISION -- This segment derives its revenues from the sale of individual life, annuity, and accident and health insurance using a system where the agents collect the premiums.

        Independent Marketing -- This segment derives its revenues mainly from the sale of life and annuity lines marketed through independent marketing organizations.

        HEALTH DIVISION -- This segment derives its revenues primarily from the sale of accident and health insurance, plus group life insurance marketed through group brokers and third party marketing organizations.

        CREDIT INSURANCE DIVISION -- This segment derives its revenues principally from the sale of credit life and credit accident and health insurance.

        SENIOR AGE MARKETING -- This segment derives its revenues primarily from the sale of Medicare supplement plans, individual life, annuities, and accident and health insurance marketed through Standard Life and Accident Insurance Company.

        DIRECT MARKETING -- This segment derives its revenues principally from the sale of individual life insurance, marketed through Garden State Life Insurance Company, using direct selling methods.

        CAPITAL AND SURPLUS -- This segment derives its revenues principally from investment instruments.

        ALL OTHER -- This category comprises segments that are too small to show individually. This category includes non-insurance, reinsurance assumed, and retirement benefits.

        All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate line of business within each segment. Income and expenses, which are not specifically attributable to policy transactions, are allocated to the lines within each segment as follows:

        Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from all other assets is allocated to capital and surplus to arrive at an underwriting gain from operations. A portion of the income allocated to capital and surplus is then reallocated to the other segments in accordance with the amount of equity invested in each segment.

        Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        Gain or loss on the sale of investments and equity in earnings of unconsolidated affiliates is allocated to capital and surplus.

        Federal income taxes have been applied to the net earnings of each segment, based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to capital and surplus.

        The following tables summarize net income and various components of net income by operating segment for the years ended December 31, 1998 and 1997 (in thousands):


                                                                                                 OPERATIONS
                                 GAIN FROM                                 INVESTMENT              BEFORE     FEDERAL
                                  PREMIUM              EXPENSES              INCOME    EQUITY IN   FEDERAL  INCOME TAX
                                 AND OTHER   INTEREST     AND    GAIN FROM     ON   UNCONSOLIDATED INCOME    EXPENSES
                                  REVENUE    REVENUE   BENEFITS  OPERATIONS  EQUITY   AFFILIATES    TAXES    (BENEFIT)  NET INCOME
------------------------------------------------------------------------------------------------------------------------------------
1998
Multiple Line Marketing         $  452,146  $ 72,110  $  488,842  $ 35,414  $ 22,953  $    --      $ 58,367   $ 19,261   $ 39,106
Home Service                       203,975    88,759     252,445    40,289    33,429       --        73,718     24,327     49,391
Independent Marketing               69,714   109,604     184,655    (5,337)   12,675       --         7,338      2,422      4,916
Health                             211,249     3,175     240,194   (25,770)    4,674       --       (21,096)    (6,962)   (14,134)
Credit Insurance                    57,727     5,743      61,181     2,289     9,472       --        11,761      3,881      7,880
Senior Age Marketing               162,161    10,132     169,929     2,364     7,628       --         9,992      3,297      6,695
Direct Marketing                    26,619     3,050      24,035     5,634       539       --         6,173      2,037      4,136
Capital and Surplus                 81,471   123,520         761   204,230   (96,272)   8,048       116,006     24,390     91,616
All other                           38,851    24,659      56,782     6,728     4,902       --        11,630      3,838      7,792
------------------------------------------------------------------------------------------------------------------------------------
                                $1,303,913  $440,752  $1,478,824  $265,841  $     --   $8,048      $273,889   $ 76,491   $197,398
====================================================================================================================================
1997
Multiple Line Marketing         $  408,184  $ 72,259  $  427,132  $ 53,311  $ 21,229   $   --      $ 74,540   $ 24,598   $ 49,942
Home Service                       209,082    89,638     249,127    49,593    33,064       --        82,657     27,277     55,380
Independent Marketing               70,590   112,032     178,419     4,203    13,604       --        17,807      5,876     11,931
Health                             185,057     3,088     200,797   (12,652)    3,966       --        (8,686)    (2,866)    (5,820)
Credit Insurance                    54,363     5,677      57,847     2,193     8,895       --        11,088      3,659      7,429
Senior Age Marketing               168,685    15,030     182,914       801     8,298       --         9,099      3,003      6,096
Direct Marketing                    26,615     2,972      26,712     2,875       542       --         3,417      1,128      2,289
Capital and Surplus                145,403   109,104       3,430   251,077   (94,679)   9,333       165,731     56,258    109,473
All other                           36,859    25,266      49,837    12,288     5,081       --        17,369      5,732     11,637
------------------------------------------------------------------------------------------------------------------------------------
                                $1,304,838  $435,066  $1,376,215  $363,689  $     --   $9,333      $373,022   $124,665   $248,357
====================================================================================================================================


AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        There were no significant non-cash items to report. Substantially all of the Company's revenues are derived in the U.S.

        The majority of the operating segments provide essentially the same types of products. The following tables provide revenues within each segment by line of business for the years ended December 31, 1998 and 1997 (in thousands):

                  TOTAL REVENUES (INCLUDING INTEREST INCOME)

                                                                ACCIDENT &    PROPERTY &                     ALL          TOTAL
                                       LIFE         ANNUITY       HEALTH       CASUALTY       CREDIT        OTHER       REVENUES
------------------------------------------------------------------------------------------------------------------------------------
1998
Multiple Line Marketing              $121,829      $ 16,826      $ 20,232      $365,369     $     --      $     --    $  524,256
Home Service                          279,531         4,410         8,793            --           --            --       292,734
Independent Marketing                   5,328       173,990            --            --           --            --       179,318
Health Insurance                        3,802            --       210,622            --           --            --       214,424
Credit Insurance                           --            --            --            --       63,470            --        63,470
Senior Age Marketing                   32,821         1,583       137,889            --           --            --       172,293
Direct Marketing                       29,042           165           462            --           --            --        29,669
Capital and Surplus                        --            --            --            --           --       204,991       204,991
All other                              31,996        18,962         1,977            --           --        10,575        63,510
------------------------------------------------------------------------------------------------------------------------------------
                                     $504,349      $215,936      $379,975      $365,369       $63,470     $215,566    $1,744,665
====================================================================================================================================
1997
Multiple Line Marketing              $120,083      $ 16,728      $ 20,008      $323,624       $    --     $     --    $  480,443
Home Service                          284,698         4,675         9,347            --            --           --       298,720
Independent Marketing                   3,525       179,097            --            --            --           --       182,622
Health Insurance                        3,224            --       184,920            --            --           --       188,144
Credit Insurance                           --            --            --            --        60,040           --        60,040
Senior Age Marketing                   34,583         1,549       147,583            --            --           --       183,715
Direct Marketing                       28,901           176           510            --            --           --        29,587
Capital and Surplus                        --            --            --            --            --      254,507       254,507
All other                              33,331        17,684         2,791            --            --        8,319        62,125
------------------------------------------------------------------------------------------------------------------------------------
                                     $508,345      $219,909      $365,159      $323,624       $60,040     $262,826    $1,739,903
====================================================================================================================================


        Within all operating segments, to the extent required for reserves, fixed income assets and policy loans have been directly assigned to the insurance lines. Equity type assets, such as stocks, real estate and other invested assets, have been allocated to the segments, based on the equity invested in each. Assets of the non-insurance companies are specifically associated with those companies in the "All other" segment. Any assets not allocated are assigned to Capital and Surplus.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        The following table summarizes assets by operating segment for the years ended December 31, 1998 and 1997 (in thousands):

                                                        1998            1997
--------------------------------------------------------------------------------
Multiple Line Marketing                              $1,513,396     $1,425,919
Home Service                                          1,760,415      1,741,155
Independent Marketing                                 1,761,832      1,874,000
Health                                                  170,301        140,179
Credit Insurance                                        372,787        355,789
Senior Age Marketing                                    330,631        326,235
Direct Marketing                                         83,759         76,939
Capital and surplus                                   2,232,612      2,066,779
All other                                               589,919        476,781
--------------------------------------------------------------------------------
Total assets                                         $8,815,652     $8,483,776
================================================================================

        The net assets of the Capital and Surplus segment include investments in unconsolidated affiliates. Substantially all of the company's assets are located in the U.S.

        The amount of each segment item reported is the measure reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segment and assessing its performance. Adjustments and eliminations made in preparing the financial statements and allocations of revenues, expenses and gains or losses have been included in determining reported segment profit or loss.

        The reported measures are determined in accordance with the measurement principles most consistent with those used in measuring the corresponding amounts in the consolidated financial statements.

        The results of the operating segments of the business are affected by economic conditions and customer demands. A significant portion of American National's insurance business is written through one third-party marketing organization. During 1998, approximately 11% of the total premium revenues and policy account deposits were written through that organization, which is included in the Independent Marketing operating segment. This compares with 18% in 1997. Of the total business written by this one organization, the majority was annuities.

(14) RECONCILIATION TO STATUTORY ACCOUNTING

        American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of generally accepted accounting principles.

        Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):

                                                        1998            1997
--------------------------------------------------------------------------------
Statutory net income of insurance companies          $  155,368     $  207,998
Net gain of non-insurance companies                      15,240          2,592
--------------------------------------------------------------------------------
Combined net income                                     170,608        210,590
Increases/(decreases):
  Deferred policy acquisition costs                      (9,795)        12,267
  Policyholder funds                                     18,702          7,963
  Deferred federal income tax benefit                     1,216          9,606
  Premiums deferred and other receivables                   (84)           602
  Gain (loss) on sale of investments                       (292)            79
  Change in interest maintenance reserve                  2,773          1,532
  Asset valuation allowances                             11,492          3,524
Other adjustments, net                                    2,854          2,218
Consolidating eliminations and adjustments                  (76)           (24)
--------------------------------------------------------------------------------
Net income reported herein                           $  197,398     $  248,357
================================================================================

                                                        1998            1997
--------------------------------------------------------------------------------
Statutory capital and surplus of insurance
 companies                                           $2,163,593     $2,011,016
Stockholders equity of non-insurance companies          305,920         77,725
--------------------------------------------------------------------------------
Combined capital and surplus                          2,469,513      2,088,741
Increases/(decreases):
  Deferred policy acquisition costs                     731,703        748,341
  Policyholder funds                                    154,445        135,262
  Deferred federal income taxes                        (259,243)      (215,606)
  Premiums deferred and other receivables               (78,139)       (77,629)
  Reinsurance in "unauthorized companies"                38,748         34,010
  Statutory asset valuation reserve                     344,926        370,102
  Statutory interest maintenance reserve                 10,762          7,989
  Asset valuation allowances                            (28,489)       (44,899)
  Investment market value adjustments                    48,656         39,050
Non-admitted assets and other adjustments, net          173,877        135,680
Consolidating eliminations and adjustments             (692,147)      (515,624)
--------------------------------------------------------------------------------
Stockholders' equity reported herein                 $2,914,612     $2,705,417
================================================================================

        In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $74,021,000 on deposit with appropriate regulatory authorities.

(15) RETIREMENT BENEFITS

        American National and its subsidiaries have one tax-qualified pension plan, which has three separate programs. One of the programs is contributory and covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service. American National also sponsors two non-tax-qualified pension plans for key executives. These plans restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

        The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974.

        Actuarial computations of pension expense (before income taxes) produced a pension debit of $3,051,000 for 1998 and $2,474,000 for 1997.

        The pension debit is made up of the following (in thousands):

                                                     1998             1997
--------------------------------------------------------------------------------
Service cost--benefits earned during period        $ 5,629          $ 5,402
Interest cost on projected benefit obligation        7,661            7,221
Expected return on plan assets                      (8,887)          (8,795)
Amortization of past service cost                      473              490
Amortization of transition asset                    (2,619)          (2,619)
Amortization of actuarial loss                         794              775
--------------------------------------------------------------------------------
  Total pension debit                              $ 3,051          $ 2,474
================================================================================

        The following table sets forth the funded status and amounts recognized in the consolidated statements of financial position at December 31 for the companies' pension plans.

        Actuarial present value of benefit obligation:

                                            1998                   1997
--------------------------------------------------------------------------------
                                   ASSETS   ACCUMULATED     ASSETS   ACCUMULATED
                                   EXCEED     BENEFITS      EXCEED     BENEFITS
                                ACCUMULATED    EXCEED    ACCUMULATED    EXCEED
                                  BENEFITS     ASSETS      BENEFITS     ASSETS
--------------------------------------------------------------------------------
Vested benefit obligation       $ (76,916)  $ (19,136)   $ (71,811)  $ (22,468)
================================================================================
Accumulated benefit
 obligation                     $ (79,405)  $ (19,136)    $(75,492)  $ (22,468)
================================================================================
Projected benefit obligation    $ (96,812)  $ (26,340)    $(92,422)  $ (22,616)
Plan assets at fair value
 (long-term securities)           137,543          --      129,380          --
--------------------------------------------------------------------------------
Funded status:
Plan assets in excess of
 projected benefit obligation      40,731     (26,340)      36,958     (22,616)
Unrecognized net loss               2,341       3,729        8,305       2,614
Prior service cost not yet
 recognized in periodic
 pension cost                          --       1,028           --       1,505
Unrecognized net transition
 asset at January 1 being
 recognized over 15 years          (7,858)         --      (10,477)         --
--------------------------------------------------------------------------------
Prepaid pension cost
 included in other assets
 or other liabilities            $ 35,214   $ (21,583)    $ 34,786   $ (18,497)
================================================================================

        Assumptions used at December 31:

                                                             1998        1997
--------------------------------------------------------------------------------
Weighted average discount rate on benefit obligation         6.50%       6.50%
Rate of increase in compensation levels                      4.80%       4.80%
Expected long-term rate of return on plan assets             7.00%       7.00%

OTHER BENEFITS

        Under American National and its subsidiaries' various group benefit plans for active employees, a $2,500 paid-up life insurance certificate is provided upon retirement for eligible participants who meet certain age and length of service requirements.

        American National has one retiree health benefit plan for retirees of all companies in the consolidated group, with the exception of Standard Life and Accident Insurance Company (Standard). The retirees of Standard are covered under a separate health plan. Participation in either of these plans is limited to current retirees and their dependents and those employees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to these plans in the future.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

        The retiree health benefit plans provide major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plans are contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65, and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by the companies, are to be contributed by the retirees.

        The accrued post-retirement benefit obligation, included in other liabilities, was $12,989,000 and $12,970,000 at December 31, 1998 and 1997,
respectively. These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since the companies' contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.

(16) COMMITMENTS AND CONTINGENCIES

        American National and its subsidiaries lease office space in various cities for their insurance sales offices. The long-term lease commitments at December 31, 1998 were approximately $5,620,000.

        In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 1998 to purchase, expand or improve real estate, and to fund mortgage loans aggregating $120,922,000, all of which are expected to be funded in 1999. As of December 13, 1998, all of the mortgage loan commitments have interest rates that are fixed.

        The companies are defendants in various lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. Management is of the opinion, after reviewing the above matters with legal counsel, that the ultimate liability, if any, resulting from any of or all of the above matters would not have a material adverse effect on the companies' consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions.

APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES AND
SURRENDER VALUES

The tables on pages 89 through 92 illustrate how Accumulation Value, Surrender Value and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:

 . a gross annual investment rate of return (i.e. investment income and capital gains and losses) of 0%, 6% or 12%,

 . a $100,000 Specified Amount,

 . the Insured is a male, age 45,

 . the Policy is issued under a preferred tobacco non-user underwriting risk classification,

 . the premium is paid at the beginning of each Policy Year,

 . all Accumulation Value is allocated to the Separate Account,

 . no Policy Loans are made,

 . no changes in the Specified Amount,

 . no partial surrenders

 . no riders

 . no transfers to the Fixed Account,

 . no more than twelve transfers among Subaccounts, and

 . fees and expenses for the Eligible Portfolios at a hypothetical annual rate of 0.72% of net assets (the rate is a simple average, for all Eligible
  Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be 0.83%).

The Accumulation Value, Surrender Value and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.

The second column of the tables shows the value of the premiums paid accumulated at a 5% annual interest rate.

The tables on pages 87 and 89 are based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.

The tables on pages 88 and 90 are based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.

The tables show that the net investment return of each subaccount is lower than the gross return of the assets held in its corresponding Eligible Portfolio because of the charges against the subaccounts.

Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 1.25% of average daily Accumulation Value. After adjustment to reflect the Daily Asset Charge and the average Eligible Portfolio Annual Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6% and 12% correspond to approximate hypothetical net annual rates of 1.97%, 4.03% and 10.03%.

The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See "Federal Income Tax Considerations," page 35.)

If a Policy Loan is made, both Surrender Value and Death Benefit Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation Value held to secure the loan.

If a partial surrender is made, the surrender will immediately reduce the values by the amount of the partial surrender, a $25 fee for each partial surrender and any applicable surrender charge. If the Policy is surrendered, a surrender charge may be imposed and the Policyowner may receive less than the total premium paid. In the illustrations, the difference between the Accumulation Value and the Surrender Value in any year is the surrender charge.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, and Planned Periodic Premium schedule and any available riders requested.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 775507999
                     VARIABLE UNIVERSAL LIFE INSURANCE II

              DEATH BENEFIT OPTION A; SPECIFIED AMOUNT  $100,000
                   PREFERRED MALE              ISSUE AGE 45
                                TOBACCO NONUSER

                          CURRENT SCHEDULE OF CHARGES
 PLANNED PERIODIC PREMIUM OF $1,800 PAID AT THE BEGINNING OF EACH POLICY YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF
------------------------------------------------------------------------------------------------------------------------------------
                                       0%                              6%                                     12%
------------------------------------------------------------------------------------------------------------------------------------
END OF   PREMIUMS
POLICY  ACCUMULATED  ACCUMULATION  SURRENDER   DEATH   ACCUMULATION  SURRENDER     DEATH    ACCUMULATION   SURRENDER    DEATH
 YEAR      AT 5%        VALUE        VALUE    BENEFIT      VALUE       VALUE      BENEFIT       VALUE        VALUE     BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
   1      1,890         1,542            0    100,000      1,641           0      100,000       1,741            0     100,000
   2      3,875         3,043            0    100,000      3,337         212      100,000       3,644          519     100,000
   3      5,958         4,504        1,379    100,000      5,090       1,965      100,000       5,724        2,599     100,000
   4      8,146         5,924        2,799    100,000      6,900       3,775      100,000       7,998        4,873     100,000
   5     10,443         7,303        4,178    100,000      8,768       5,643      100,000      10,484        7,359     100,000
   6     12,856         8,640        5,827    100,000     10,696       7,883      100,000      13,204       10,391     100,000
   7     15,388         9,932        7,432    100,000     12,685      10,185      100,000      16,178       13,678     100,000
   8     18,048        11,179        8,991    100,000     14,733      12,545      100,000      19,430       17,242     100,000
   9     20,840        12,379       10,504    100,000     16,842      14,967      100,000      22,988       21,113     100,000
  10     23,772        13,528       11,965    100,000     19,012      17,449      100,000      26,881       25,318     100,000
  15     40,783        18,537       18,537    100,000     30,885      30,885      100,000      52,798       52,798     100,000
  20     62,495        22,159       22,159    100,000     44,707      44,707      100,000      94,659       94,659     113,591
  25     90,204        23,866       23,866    100,000     60,898      60,898      100,000     161,419      161,419     185,632
  30    125,569        22,627       22,627    100,000     80,489      80,489      100,000     267,372      267,372     280,741
AGE 65   62,495        22,159       22,159    100,000     44,707      44,707      100,000      94,659       94,659     113,591
------------------------------------------------------------------------------------------------------------------------------------

                     * GUARANTEED COVERAGE PREMIUM $1,260

Until age 95, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 95 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999
                     VARIABLE UNIVERSAL LIFE INSURANCE II

              DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
                        GUARANTEED SCHEDULE OF CHARGES
 PLANNED PERIODIC PREMIUM OF $1,800 PAID AT THE BEGINNING OF EACH POLICY YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF
------------------------------------------------------------------------------------------------------------------------------------
                                       0%                              6%                                     12%
------------------------------------------------------------------------------------------------------------------------------------
END OF   PREMIUMS
POLICY  ACCUMULATED  ACCUMULATION  SURRENDER   DEATH   ACCUMULATION  SURRENDER     DEATH    ACCUMULATION   SURRENDER    DEATH
 YEAR      AT 5%        VALUE        VALUE    BENEFIT      VALUE       VALUE      BENEFIT       VALUE        VALUE     BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
   1      1,890         1,167            0    100,000       1,254          0      100,000       1,342            0     100,000
   2      3,875         2,288            0    100,000       2,535          0      100,000       2,793            0     100,000
   3      5,958         3,362          237    100,000       3,842        717      100,000       4,364        1,239     100,000
   4      8,146         4,388        1,263    100,000       5,174      2,049      100,000       6,064        2,939     100,000
   5     10,443         5,365        2,240    100,000       6,531      3,406      100,000       7,905        4,780     100,000
   6     12,856         6,289        3,476    100,000       7,909      5,096      100,000       9,899        7,086     100,000
   7     15,388         7,157        4,657    100,000       9,306      6,806      100,000      12,058        9,558     100,000
   8     18,048         7,963        5,775    100,000      10,717      8,529      100,000      14,394       12,206     100,000
   9     20,840         8,701        6,826    100,000      12,137     10,262      100,000      16,923       15,048     100,000
  10     23,772         9,369        7,806    100,000      13,562     11,999      100,000      19,661       18,098     100,000
  15     40,783        11,456       11,456    100,000      20,613     20,613      100,000      37,339       37,339     100,000
  20     62,495        10,645       10,645    100,000      26,875     26,875      100,000      65,084       65,084     100,000
  25     90,204         4,784        4,784    100,000      30,657     30,657      100,000     111,104      111,104     127,770
  30    125,569             0            0          0      28,295     28,295      100,000     183,965      183,965     193,164
AGE 65   62,495        10,645       10,645    100,000      26,875     26,875      100,000      65,084       65,084     100,000
------------------------------------------------------------------------------------------------------------------------------------

                     * GUARANTEED COVERAGE PREMIUM $1,260

Until age 95, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 95 and thereafter equals the Accumulation Value .

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED . ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                     VARIABLE UNIVERSAL LIFE INSURANCE II

              DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
                    PREFERRED MALE             ISSUE AGE 45
                               TOBACCO NON-USER

                          CURRENT SCHEDULE OF CHARGES
 PLANNED PERIODIC PREMIUM OF $1,800 PAID AT THE BEGINNING OF EACH POLICY YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF
------------------------------------------------------------------------------------------------------------------------------------
                                       0%                              6%                                     12%
------------------------------------------------------------------------------------------------------------------------------------
END OF   PREMIUMS
POLICY  ACCUMULATED  ACCUMULATION  SURRENDER   DEATH   ACCUMULATION  SURRENDER     DEATH    ACCUMULATION   SURRENDER    DEATH
 YEAR      AT 5%        VALUE        VALUE    BENEFIT      VALUE       VALUE      BENEFIT       VALUE        VALUE     BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
   1      1,890         1,540            0    101,540      1,639           0      101,639       1,739            0     101,739
   2      3,875         3,038            0    103,038      3,331         206      103,331       3,637          512     103,637
   3      5,958         4,493        1,368    104,493      5,077       1,952      105,077       5,709        2,584     105,709
   4      8,146         5,904        2,279    105,904      6,875       3,750      106,875       7,969        4,844     107,969
   5     10,443         7,271        4,146    107,271      8,728       5,603      108,728      10,435        7,310     110,435
   6     12,856         8,592        5,779    108,592     10,635       7,822      110,635      13,125       10,312     113,125
   7     15,388         9,864        7,364    109,864     12,594      10,094      112,594      16,057       13,557     116,057
   8     18,048        11,086        8,898    111,086     14,604      12,416      114,604      19,252       17,064     119,252
   9     20,840        12,254       10,379    112,254     16,663      14,788      116,663      22,730       20,855     122,730
  10     23,772        13,365       11,802    113,365     18,768      17,205      118,768      26,517       24,954     126,517
  15     40,783        18,047       18,047    118,047     29,999      29,999      129,999      51,182       51,182     151,182
  20     62,495        21,012       21,012    121,012     42,180      42,180      142,180      89,045       89,045     189,045
  25     90,204        21,509       21,509    121,509     54,462      54,462      154,462     146,849      146,849     246,849
  30    125,569        18,251       18,251    118,251     65,139      65,139      165,139     234,654      234,654     334,654
AGE 65   62,495        21,012       21,012    121,012     42,180      42,180      142,180      89,045       89,045     189,045
------------------------------------------------------------------------------------------------------------------------------------

                     * GUARANTEED COVERAGE PREMIUM $1,260

Until age 95, under Death Benefit Option B the Death Benefit is the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 95 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED . ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                     VARIABLE UNIVERSAL LIFE INSURANCE II

              DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
                       PREFERRED MALE      ISSUE AGE 45
                               TOBACCO NON-USER

                        GUARANTEED SCHEDULE OF CHARGES
 PLANNED PERIODIC PREMIUM OF $1,800 PAID AT THE BEGINNING OF EACH POLICY YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF
------------------------------------------------------------------------------------------------------------------------------------
                                       0%                              6%                                     12%
------------------------------------------------------------------------------------------------------------------------------------
END OF   PREMIUMS
POLICY  ACCUMULATED  ACCUMULATION  SURRENDER   DEATH   ACCUMULATION  SURRENDER     DEATH    ACCUMULATION   SURRENDER    DEATH
 YEAR      AT 5%        VALUE        VALUE    BENEFIT      VALUE       VALUE      BENEFIT       VALUE        VALUE     BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
   1      1,890         1,162            0    101,162      1,249           0      101,249       1,336             0    101,336
   2      3,875         2,273            0    102,273      2,519           0      102,519       2,775             0    102,775
   3      5,958         3,332          207    103,332      3,808         683      103,808       4,325         1,200    104,325
   4      8,146         4,339        1,214    104,339      5,115       1,990      105,115       5,993         2,868    105,993
   5     10,443         5,289        2,164    105,289      6,436       3,311      106,436       7,788         4,663    107,788
   6     12,856         6,181        3,368    106,181      7,768       4,955      107,768       9,718         6,905    109,718
   7     15,388         7,008        4,508    107,008      9,105       6,605      109,105      11,789         9,289    111,789
   8     18,048         7,765        5,577    107,765     10,439       8,251      110,439      14,007        11,819    114,007
   9     20,840         8,446        6,571    108,446     11,763       9,888      111,763      16,379        14,504    116,379
  10     23,772         9,044        7,481    109,044     13,068      11,505      113,068      18,913        17,350    118,913
  15     40,783        10,602       10,602    110,602     19,007      19,007      119,007      34,315        34,315    134,315
  20     62,495         8,897        8,897    108,897     22,650      22,650      122,650      54,914        54,914    154,914
  25     90,204         2,010        2,010    102,010     20,935      20,935      120,935      80,883        80,883    180,883
  30    125,569             0            0          0      8,494       8,494      108,494     110,660       110,660    210,660
AGE 65   62,495         8,897        8,897    108,897     22,650      22,650      122,650      54,914        54,914    154,914
------------------------------------------------------------------------------------------------------------------------------------

                     * GUARANTEED COVERAGE PREMIUM $1,260

Until age 95, under Death Benefit Option B the Death Benefit is the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 95 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED . ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                   [Logo of American National  Appears Here]








Form 7992                                                                   5-99

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

     American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of 90 pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     Signatures.
     Written Consents

     The following exhibits, corresponding to those required by the instructions as to exhibits in Form N-8B-2:

Exhibit 1 Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (previously filed on March 4,
                1998)

Exhibit 2       Not Applicable

Exhibit 3(a) Distribution and Administrative Services Agreement (previously filed on March 4, 1998)

Exhibit 3(b)    Not Applicable

Exhibit 3(c)    Schedule of Sales Commissions (previously filed on March 4,
                1998)

Exhibit 4       Not Applicable

Exhibit 5 Flexible Premium Variable Life Insurance Policy (previously filed on March 4, 1998)

Exhibit 6(1) Articles of Incorporation of American National Insurance Company (previously filed on March 4, 1998)

Exhibit 6(2) By-laws of American National Insurance Company (previously filed on March 4, 1998)

Exhibit 7       Not Applicable

Exhibit 8(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (previously filed on March 4, 1998)

Exhibit 8(2) Form of Variable Insurance Products Fund Fund Participation Agreement (previously filed on March 4, 1998)

Exhibit 8(3)    Form of Variable Insurance Products Fund II Fund
                Participation Agreement (previously filed on March 4, 1998)

Exhibit 8(4)    Form of Variable Insurance Products Fund III Fund
                Participation Agreement (previously filed on March 4, 1998)

Exhibit 8(5) Form of T. Rowe Price Fund Participation Agreement (previously filed on March 4, 1998)

Exhibit 9       Not Applicable

Exhibit 10      Application Form (previously filed on March 4, 1998)

Exhibit 11      Independent Auditors' Consent

Exhibit 12      Opinion of Counsel

Exhibit 13      Consent of Counsel (included in Exhibit 12)

Exhibit 14      Actuarial Opinion

Exhibit 15 Actuarial Basis of Payment and Cash Value Adjustment Pursuant to Rule 6e-3(T)(b)(V)(B) (previously filed on March 4, 1998)

Exhibit 16 Procedures Memorandum Pursuant to Rule 6e-3(T)(b)(12)(iii) (previously filed on March 4, 1998)

Exhibit 27      Financial Data Schedule

     As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this amended registration statement to be signed on its behalf, in the City of Galveston, and the State of Texas on the 30/th/ day of April, 1999.

                         American National Variable Life Separate Account (Registrant)

                              By:   American National Insurance Company


                                    By: /s/ Robert L. Moody
                                        --------------------------------------
                                        Robert L. Moody, Chairman of the Board,
                                        President and Chief Executive Officer

                              American National Insurance Company
                              (Depositor)


                              By: /s/ Robert L. Moody
                                 ---------------------------------------------
                                 Robert L. Moody, Chairman of the Board,
                                 President and Chief Executive Officer

attest:

/s/ Vincent E. Soler, Jr.
-----------------------------------
Vincent E. Soler, Jr.,
Vice President, Secretary and Treasurer

     As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities and on the dates indicated:

Signature                   Title                          Date
---------                   -----                          ----


/s/ Michael W. McCroskey
-------------------------   Executive Vice President       April 30, 1999
Michael W. McCroskey        Investments (Principal
                            Financial Officer)

/s/ Stephen E. Pavlicek
-----------------------     Senior Vice President and      April 30, 1999
Stephen E. Pavlicek         Controller
                            (Principal Accounting Officer)

Signature                     Title                          Date
---------                     -----                          ----

/s/ Robert L. Moody
------------------------      Chairman of the Board,         April 30, 1999
Robert L. Moody               Director, President and Chief
                              Executive Officer

/s/ G. Richard Ferdinandtsen
------------------------      Director                       April 30, 1999
G. Richard Ferdinandtsen


/s/ Irwin M. Herz, Jr.
------------------------      Director                       April 30, 1999
Irwin M. Herz, Jr.


/s/ R. Eugene Lucas
------------------------      Director                       April 30, 1999
R. Eugene Lucas


------------------------      Director
E. Douglas McLeod


------------------------      Director
Frances Anne Moody


------------------------      Director
Russell S. Moody


------------------------      Director
W. L. Moody, IV


/s/ Joe Max Taylor
------------------------      Director                       April 30, 1999
Joe Max Taylor